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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14-A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )



Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )      Preliminary Proxy Statement        ( )      Confidential, for use
                                                     of the Commission Only
                                                     (as permitted by Rule
                                                     14(a)-6(6)(2))
(X)      Definitive Proxy Statement
( )      Definitive Additional Materials
( )      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                     SEACOAST BANKING CORPORATION OF FLORIDA
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (check the appropriate box):

(X)      No fee required

( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

( )      Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule, or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                                                    March 15, 2002


TO THE SHAREHOLDERS OF
SEACOAST BANKING CORPORATION OF FLORIDA:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company"), which will be held at the Port St. Lucie Community Center, 2195 S.E. Airoso Boulevard, Port St. Lucie, Florida, on Thursday, April 18, 2002, at 3:00 P.M., Local Time (the "Meeting").

     Enclosed are the Notice of Meeting, Proxy Statement, Proxy and our 2001 Annual Report to Shareholders (the "Annual Report"). At the Meeting, you will be asked to consider and vote upon various proposals, which are outlined in the Notice of Meeting, and which are described in detail in the Proxy Statement. We hope you can attend the Meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed Proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

     We want to thank you for your support this past year. We are proud of our progress as reflected in the results for 2001, and we encourage you to review carefully our Annual Report.

     If you have any questions about the Proxy Statement or our Annual Report, please call or write us.

                                    Sincerely,

                                    /s/ Dennis S. Hudson III
                                    ------------------------
                                    Dennis S. Hudson III
                                    President & Chief Executive Officer

                     SEACOAST BANKING CORPORATION OF FLORIDA
                               815 Colorado Avenue
                              Stuart, Florida 34994

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2002


     Notice is hereby given that the 2002 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") will be held at the Port St. Lucie Community Center, 2195 S.E. Airoso Boulevard, Port St. Lucie, Florida, on Thursday, April 18, 2002, at 3:00 P.M., Local Time (the "Meeting"), for the following purposes:

1.   To elect 11 directors of the Company;

2. To approve an amendment to Article III of the Company's Articles of Incorporation (the "Articles") clarifying, without limiting or expanding, the Company's objects and purposes;

3. To approve an amendment to Article IV of the Company's Articles to eliminate the Class B Common Stock and cause its conversion to Common Stock;

4. To approve an amendment to Article IV of the Company's Articles to rename the Class A Common Stock as "Common Stock" and to increase the authorized shares of Common Stock from 10,000,000 to 22,000,000 shares to accommodate the conversion of all shares of Class B Common Stock and to provide additional shares of Common Stock that the Board has no commitment to issue;

5. To approve an amendment to Article IV of the Company's Articles increasing the authorized shares of Preferred Stock from 1,000,000 to 4,000,000 shares, no shares of which are outstanding, and which the Board of Directors has no commitment to issue;

6. To approve amendments to the Company's Articles to (i) divide the Board of Directors into three classes, (ii) provide that any vacancies on the Board of Directors shall be filled by vote of 66 2/3% of the directors then in office and a majority of the continuing directors, or, if no directors remain, by vote of 66 2/3% of the votes entitled to be cast and a majority of independent shareholders, (iii) provide that directors may be removed only for cause and only upon the affirmative vote of 66 2/3% of shares entitled to vote and a majority of independent shareholders, and (iv) increase the shareholder vote required to amend the foregoing provisions;

7. To approve an amendment to the Company's Articles revising the current provisions for supermajority approvals required for certain business combinations so that a business combination may be accomplished without prior approval of the Board of Directors by vote of 66 2/3% of the shares entitled to vote and a majority of independent shareholders, or, if 66 2/3% of Board of Directors and a majority of the continuing directors has approved a business combination, the business combination may be accomplished by the affirmative vote of a majority of shares entitled to vote;

8. To approve an amendment to the Company's Articles permitting the Board of Directors, when evaluating business combinations, to consider other constituencies and factors in addition to the adequacy and form of consideration offered;

9. To approve amendments to the Company's Articles providing that (i) the Bylaws may be amended upon the affirmative vote of 66 2/3% of the Board of Directors and a majority of the continuing directors, or upon the affirmative vote of 66 2/3% of the votes entitled to be cast by shareholders and a majority of independent shareholders, and (ii) the Board of Directors may set the exact number of directors upon the affirmative vote of 66 2/3% of the directors, together with a majority of the continuing directors;

10. To approve an amendment to the Company's Articles eliminating shareholder action by written consent;

11. To approve an amendment to the Company's Articles increasing the minimum shareholder vote necessary to call a special meeting of shareholders from 10% to 20% of all the shares entitled to vote;

12. To approve amendments to the Company's Articles requiring shareholders seeking to submit proposals to a vote of shareholders or to nominate directors to first comply with certain advance notice and disclosure procedures;

13. To approve an amendment to the Company's Articles providing that the Articles may be amended only upon the affirmative vote of 66 2/3% of the votes entitled to be cast, and that amending certain provisions also requires approval of a majority of the independent shareholders;

14. To ratify the appointment of Arthur Andersen LLP as independent auditors for Seacoast for the fiscal year ending December 31, 2002; and

15. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The enclosed Proxy Statement explains these proposals in greater detail. We urge you to read these materials carefully. Appendix A contains a copy of the amended and restated Articles. Holders of Class B Common Stock will be entitled to exercise dissenter's rights with respect to Proposal 3 upon compliance with the procedures described herein and the provisions of Florida law included as Appendix B hereto.

     Only shareholders of record at the close of business on March 1, 2002 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

                                By Order of the Board of Directors

                                /s/ Dennis S. Hudson III
                                ------------------------
                                Dennis S. Hudson III
                                President & Chief Executive Officer

March 15, 2002

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO SEACOAST IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

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                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                   OF SEACOAST BANKING CORPORATION OF FLORIDA
                                 April 18, 2002

                                  INTRODUCTION

General

     This Proxy Statement is being furnished to the shareholders of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company"), a Florida corporation, in connection with the solicitation of proxies by Seacoast's Board of Directors from holders of Seacoast's Class A common stock ("Class A Common Stock") and its Class B common stock ("Class B Common Stock"), for use at the 2002 Annual Meeting of Shareholders of Seacoast to be held on April 18, 2002, and at any adjournments or postponements thereof (the "Meeting"). Unless otherwise clearly specified, the terms "Company" and "Seacoast" include the Company and its subsidiaries.

     The Meeting is being held to consider and vote upon the proposals summarized under "Summary of Proposals" and described in greater detail elsewhere herein. Seacoast's Board of Directors knows of no other business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

     The 2001 Annual Report to Shareholders ("Annual Report"), including financial statements for the fiscal year ended December 31, 2001, accompanies this Proxy Statement. These materials are first being mailed to the shareholders of Seacoast on or about March 15, 2002.

     The principal executive offices of Seacoast are located at 815 Colorado Avenue, Stuart, Florida 34994, and its telephone number is (561) 287-4000.

Summary of Proposals

     The proposals to be considered at the Meeting may be summarized as follows:

     Proposal 1. To elect 11 directors of the Company;

     Proposal 2. To approve an amendment to Article III of the Company's Articles of Incorporation (the "Articles") clarifying, without limiting or expanding, the Company's objects and purposes;

     Proposal 3. To approve an amendment to Article IV of the Company's Articles to eliminate the Class B Common Stock and cause its conversion to Common Stock;

     Proposal 4. To approve an amendment to Article IV of the Company's Articles to rename the Class A Common Stock as "Common Stock" and to increase the authorized shares of Common Stock from 10,000,000 to 22,000,000 shares to accommodate the conversion of all shares of Class B Common Stock and to provide additional shares of Common Stock that the Board has no commitment to issue;

     Proposal 5. To approve an amendment to Article IV of the Company's Articles increasing the authorized shares of Preferred Stock from 1,000,000 to 4,000,000 shares, no shares of which are outstanding, and which the Board of Directors has no commitment to issue;

     Proposal 6. To approve amendments to the Company's Articles to (i) divide the Board of Directors into three classes, (ii) provide that any vacancies on the Board of Directors shall be filled by vote of 66 2/3% of the directors then in office and a majority of the continuing directors, or, if no directors remain, by vote of 66 2/3% of the votes entitled to be cast and a majority of independent shareholders, (iii) provide that directors may be removed only for cause and only upon the affirmative vote of 66 2/3% of shares entitled to vote and a majority of independent shareholders, and (iv) increase the shareholder vote required to amend the foregoing provisions;

     Proposal 7. To approve an amendment to the Company's Articles revising the current provisions for supermajority approvals required for certain business combinations so that a business combination may be accomplished without prior approval of the Board of Directors by vote of 66 2/3% of the shares entitled to vote and a majority of independent shareholders, or, if 66 2/3% of Board of Directors and a majority of the continuing directors has approved a business combination, the business combination may be accomplished by the affirmative vote of a majority of shares entitled to vote;

     Proposal 8. To approve an amendment to the Company's Articles permitting the Board of Directors, when evaluating business combinations, to consider other constituencies and factors in addition to the adequacy and form of consideration offered;

     Proposal 9. To approve  amendments to the Company's Articles providing that
(i) the Bylaws may be amended upon the affirmative vote of 66 2/3% of the Board of Directors and a majority of the continuing directors, or upon the affirmative vote of 66 2/3% of the votes entitled to be cast by shareholders and a majority of independent shareholders, and (ii) the Board of Directors may set the exact number of directors upon the affirmative vote of 66 2/3% of the directors, together with a majority of the continuing directors;

     Proposal 10. To approve an amendment to the Company's Articles eliminating shareholder action by written consent;

     Proposal 11. To approve an amendment to the Company's Articles increasing the minimum shareholder vote necessary to call a special meeting of shareholders from 10% to 20% of all the shares entitled to vote;

     Proposal 12. To approve amendments to the Company's Articles requiring shareholders seeking to submit proposals to a vote of shareholders or to nominate directors to first comply with certain advance notice and disclosure procedures;

     Proposal 13. To approve an amendment to the Company's Articles providing that the Articles may be amended only upon the affirmative vote of 66 2/3% of the votes entitled to be cast, and that amending certain provisions also requires approval of a majority of the independent shareholders; and

     Proposal  14.  To  ratify  the   appointment  of  Arthur  Andersen  LLP  as
independent auditors for Seacoast for the fiscal year ending December 31, 2002.

     With respect to Proposal 3, holders of record of Class B Common Stock may be entitled to dissenter's rights, as described herein.

     Each of Proposals 6-13 may have the effect of maintaining current management and may make it more difficult and time-consuming for shareholders or third parties seeking to effect a change in control of the Company. As a result, the Company may be less likely to receive unsolicited offers to acquire the Company, including offers that some Company shareholders might consider beneficial.

Quorum and Voting Requirements

     Holders of record of Class A Common Stock are entitled to one vote per share on each matter to be considered and voted upon at the Meeting. Holders of Class B Common Stock are entitled to 10 votes per share on each matter to be considered and voted upon at the Meeting.

     The Company's Articles also provide that, except as otherwise required by law or by the Articles stated herein, holders of Class A Common Stock and Class B Common Stock vote together as a single class on all matters. As a result of the ten-to-one voting preference accorded by the Articles to shares of Class B Common Stock, as of the Record Date, there were 7,820,032 total votes entitled to be cast by the holders of the outstanding Class A and Class B Common Stock, with the holders of the Class A Common Stock entitled to cast 4,322,032 votes, or 55.27% of the votes entitled to be cast on matters for which the holders of both Class A and Class B Common Stock vote together as a single class. See "Proposal 1 - Election of Directors - Management Stock Ownership" and "- Principal Shareholders."

     To hold a vote on any proposal, a quorum must be present, which is a majority of the total votes entitled to be cast by the holders of the outstanding shares of Class A and Class B Common Stock. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against", as well as all abstentions and broker non-votes, will be counted. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

     Proposal 1, relating to the election of the 11 nominees for directors, requires approval by a "plurality" of the votes cast by the holders of the outstanding shares of Class A and Class B Common Stock entitled to vote in the election. This means that Proposal 1 will be approved only if more votes cast at the Meeting are voted in favor of Proposal 1 than against. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

     Proposals 2, 5, 8, 10, 11, 12 and 14, and any other proposal that is properly brought before the Meeting, require approval by the affirmative vote of a plurality of votes cast at the Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether these proposals have received sufficient votes for approval.

     Proposal 3 requires approval by the affirmative vote of a majority of the votes entitled to be cast by the holders of Class B Common Stock, voting separately as a class, and by a plurality of all votes cast at the Meeting. Abstentions and broker non-votes with respect to shares of Class B Common Stock have the same effect as a vote against Proposal 3. With respect to shares of Class A Common Stock, neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether Proposal 3 has received sufficient votes for approval.

     Proposal 4 requires approval by the affirmative vote of a plurality of the votes cast by the holders of Class A Common Stock, voting separately as a class, and by a plurality of all votes cast at the Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether Proposal 4 has received sufficient votes for approval.

     Proposals 6 and 9 require approval by the affirmative vote of 66 2/3% of the outstanding shares of Class A and Class B Common Stock entitled to vote at the Meeting. Both abstentions and broker non-votes will have the same effect as votes cast against the proposals for purposes of determining whether each proposal has received sufficient votes for approval.

     Proposal 7 requires approval by the affirmative vote of 66 2/3% of the outstanding shares of Class A Common Stock, voting separately as a class, and by the affirmative vote of 66 2/3% of all votes entitled to be cast at the Meeting. Both abstentions and broker non-votes will have the same effect as votes cast against Proposal 7 for purposes of determining whether the Proposal has received sufficient votes for approval.

     Proposal 13 requires approval by 66 2/3% of all shares of Class A Common Stock and 66 2/3% of all shares of Class B Common Stock entitled to vote at the Meeting. Both abstentions and broker non-votes will be counted as votes cast against Proposal 13 for purposes of determining whether the Proposal has received sufficient votes for approval.

     Directors and executive officers of the Company beneficially hold approximately 45.13% of all the votes entitled to be cast at the Meeting. Each of these directors and executive officers has indicated his or her intent to vote all shares beneficially owned by him or her in favor of each of the proposals described herein. As a result, management of the Company believes it is likely that all measures proposed in this Proxy Statement will pass. However, each shareholder's vote is important to assure a quorum and the passage of the proposals to be considered at the Meeting.

Record Date, Solicitation and Revocability of Proxies

     The Board of Directors of Seacoast has fixed the close of business on March 1, 2002 as the record date ("Record Date") for determining the shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were 4,322,032 shares of Class A Common Stock issued and outstanding, which were held by approximately 858 holders of record, and 349,800 shares of Class B Common Stock issued and outstanding, which were held by approximately 60 holders of record.

     Shares of Class A and Class B Common Stock represented by properly executed Proxies, if such Proxies are received in time and not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxy. If no instructions are indicated, such shares of Common Stock will be voted FOR all proposals and, in the discretion of the proxy holder, as to any other matter that may come properly before the Meeting. If necessary, the proxy holder may vote in favor of a proposal to adjourn the Meeting in order to permit further solicitation of proxies in the event there are not sufficient votes to approve the foregoing proposals at the time of the Meeting.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Secretary of Seacoast, (ii) properly submitting to Seacoast a duly executed
Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of Proxies should be addressed as follows: Seacoast Banking Corporation of Florida, 815 Colorado Avenue, Stuart, Florida 34994,
Attention: Dennis S. Hudson III, President & Chief Executive Officer.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

General

     The Meeting is being held to, among other things, elect 11 directors of Seacoast, each to serve a one, two or three year term, as provided in Proposal 4, and until their successors have been elected and qualified. All of the nominees, except A. Douglas Gilbert, are presently directors of Seacoast. All of the nominees, including Mr. Gilbert, also serve as directors of Seacoast's banking subsidiary, First National Bank and Trust Company of the Treasure Coast (the "Bank"). The members of the Boards of Directors of the Bank and the Company are the same except for Stephen E. Bohner, T. Michael Crook and Marian B. Monroe, who are members of the Bank's Board only.

     All shares represented by valid Proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the election of each of the 11 nominees listed below. Although all nominees are expected to serve if elected, if any nominee is unable to serve, the persons designated as Proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by Seacoast's Board of Directors acting as the Nominating Committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (11 persons). Cumulative voting is not permitted.

     The affirmative vote of the holders of shares of Class A and Class B Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present, is required for the election of the directors listed below.

     The nominees have been nominated by Seacoast's Board of Directors and the Board unanimously recommends a vote "FOR" the election of all 11 nominees listed below.

     The following table sets forth the name and age of each nominee, as well as each executive officer of the Company who is not a director or nominee, the year in which he was first elected a director or executive officer, as the case may be, a description of his position and offices with Seacoast or the Bank, a brief description of his principal occupation and business experience, and the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by him as of March 1, 2002. See "Information About the Board of Directors and Its Committees."


         Name, Age and Year                                                     Shares of Common Stock Beneficially
          First Elected or                                                        Owned and Percentage of Common
        Appointed a Director                                                           Stock Outstanding (l)
        or Executive Officer               Information About Nominee               Class A                 Class B

  Nominees:
  Jeffrey C. Bruner (51)            Mr.  Bruner  has  been a  self-employed        7,140  (2)(4)           90  (3)(4)
  1983                                real   estate   investor  in  Stuart,
                                      Florida since 1972.
  John H. Crane (72)                Mr.  Crane is  retired,  but  served as        9,969  (4)(5)           --
  1983                                Vice  President of C&W Fish  Company,
                                      Inc.,   a   fish   processing   plant
                                      located in the Stuart,  Florida area,
                                      from  1982  through   2000.  He  also
                                      served  as   President  of  Krauss  &
                                      Crane,     Inc.,     an    electrical
                                      contracting  firm  located in Stuart,
                                      Florida from 1957 through 1997.
  Evans Crary, Jr. (72)             Mr.  Crary  is  a  retired  partner  of        6,262  (4)              --
  1983                                Crary,  Buchanan,   Bowdish,   Bovie,
                                      Beres,  Negron  &  Thomas,  Chartered
                                      (Crary-Buchanan),  a law firm located
                                      in  Stuart,  Florida.  Mr.  Crary has
                                      practiced  law  in  Stuart,  Florida,
                                      since 1952.
  Christopher E. Fogal (50)         Mr.   Fogal,    a   certified    public       6,678  (4)(6)            --
  1997                                accountant,   has  been  a   managing
                                      partner of Fogal, Lynch, Johnson &
                                      Long, a public accounting firm, since
                                      1979.
  Jeffrey S. Furst (57)             Mr.   Furst   was   elected    Property      46,465  (7)               --
  1997                                Appraiser   for  St.  Lucie   County,       1.08%
                                      Florida  in 2000.  He has been a real
                                      estate   broker  since  1973  and  is
                                      owner  of Sun  Realty,  Inc.  in Port
                                      St. Lucie, Florida.



         Name, Age and Year                                                     Shares of Common Stock Beneficially
          First Elected or                                                        Owned and Percentage of Common
        Appointed a Director                                                            Stock Outstanding (l)
        Or Executive Officer               Information About Nominee               Class A               Class B


  A. Douglas Gilbert (61)           Mr.  Gilbert,   Senior  Executive  Vice      46,319  (8)               --
  1990                                President,  was named Chief Operating       1.07%
                                      Officer of Seacoast and President of
                                      the Bank in June 1998. Mr. Gilbert has
                                      served as Chief Credit Officer of
                                      Seacost since July 1990, and was Chief
                                      Banking Officer from September 1992 to
                                      October 1995. He was named Chief
                                      Operating and CreditOfficer of the Bank
                                      in October 1994.
  Dale M. Hudson (67)               Mr.   Hudson  was  named   Chairman  of     358,587  (10)         144,608  (11)
  1983 (9)                            Seacoast in June 1998.  He previously       8.30%                41.34%
                                      served as Chief Executive Officer of
                                      Seacoast from 1992, as President of
                                      Seacoast from 1990, and as Chairman of
                                      the Board of the Bank from September
                                      1992.
  Dennis S. Hudson, Jr. (74)        Mr.  Hudson  served as  Chairman of the     293,531  (12)         120,632  (13)
  1983 (9)                            Board of  Seacoast  from 1990 to June       6.79%                34.49%
                                      1998, when he retired.
  Dennis S. Hudson, III (46)        Mr.  Hudson  was  named  President  and     291,510  (14)         128,810  (15)
  1984 (9)                            Chief  Executive  Officer of Seacoast       6.74%                36.82%
                                      in June 1998 and has served as Chief
                                      Executive Officer of the Bank since
                                      1992.  Previously, he was Chief
                                      Operating Officer of Seacoast from
                                      1990 and President of the Bank from
                                      1992.
  John R. Santarsiero, Jr. (57)     Mr. Santarsiero is a private investor.        6,387  (4)            1,395  (4)
  1983

  Thomas H. Thurlow, Jr. (65)       Mr.  Thurlow  has been an officer and a       3,150  (4)(16)           --
  1983 (9)                            director of Thurlow & Thurlow,  P.A.,
                                      a law firm in Stuart, Florida, since
                                      1981, and has practiced law in Stuart,
                                      Florida since 1961.





         Name, Age and Year                                                     Shares of Common Stock Beneficially
          First Elected or                                                        Owned and Percentage of Common
        Appointed a Director                                                             Stock Outstanding (l)
        Or Executive Officer               Information About Nominee               Class A               Class B

  Executive Officers Who Are Not Also Directors or Nominees:


  C. William Curtis, Jr. (63)       Mr.  Curtis,   Senior   Executive  Vice        45,843  (17)             --
  1995                                President,   has   served   as  Chief         1.06%
                                      Banking Officer of Seacoast and the
                                      Bank since October 1995, and was
                                      named President of the Bank's Indian
                                      River County operations in October
                                      1999. Mr. Curtis formerly was Area
                                      President of First Union Bank in
                                      Sarasota and Manatee Counties, a $970
                                      million banking unit with 21 offices.
  William R. Hahl (53)              Mr.  Hahl,  Executive  Vice  President/        28,150  (4)(18)          --
  1990                                Finance  Group,  has  served  as  the
                                      Chief  Financial  Officer of Seacoast
                                      and the Bank since July 1990.
  Nominees and executive                                                          930,690              274,903
       officers as a group                                                         21.53%               78.59%
       (13 persons)


(1) Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(2) Includes 180 shares held jointly with Mr. Bruner's wife, 2,150 shares held by Mr. Bruner as custodian for his son, and 4,000 shares held by Mr. Bruner as custodian for his two nephews, as to which shares Mr. Bruner may be deemed to share both voting and investment power.

(3) Includes 90 shares held jointly with Mr. Bruner's wife, as to which shares Mr. Bruner may be deemed to share both voting and investment power.

(4)  Less than 1%.

(5) All 9,969 shares are held jointly with Mr. Crane's wife, as to which shares Mr. Crane may be deemed to share both voting and investment power.

(6) All 6,678 shares are held jointly with Mr. Fogal's wife, as to which shares Mr. Fogal may be deemed to share both voting and investment power.

(7) Includes 6,069 shares held by the trustee for the IRA of Mr. Furst, 28,385 shares held jointly with Mr. Furst's wife, and 200 shares held jointly with Mr. Furst's mother, as to which shares Mr. Furst may be deemed to share both voting and investment power. Also includes 6,449 shares held by Mr. Furst's wife, and 1,214 shares held jointly by Mr. Furst's wife and mother-in-law, as to which shares Mr. Furst may be deemed to share both voting and investment power and as to which shares Mr. Furst disclaims beneficial ownership.

(8) Includes 6,312 shares held jointly with Mr. Gilbert's wife, as to which shares Mr. Gilbert may be deemed to share voting and investment power. Also includes 200 shares held in Mr. Gilbert's IRA and 36,688 shares that Mr. Gilbert has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(9) Dennis S. Hudson, Jr. and Dale M. Hudson are brothers. Dale M. Hudson is married to the sister of Thomas H. Thurlow, Jr. Dennis S. Hudson, III is the son of Dennis S. Hudson, Jr. and the nephew of Dale M. Hudson.

(10) Includes 317,290 shares held by Monroe Partners, Ltd., a family limited partnership ("Monroe Partners") of which Mr. Hudson and his wife, Mary T. Hudson, are general partners. Mr. Hudson may be deemed to share both voting and investment power with respect to such shares with the other general partner, and as to which Mr. Hudson disclaims beneficial ownership, except to the extent of his 50% interest in Monroe Partners. Also includes 41,297 shares held jointly with Mr. Hudson's wife, as to which shares Mr. Hudson may be deemed to share voting and investment power.

(11) Includes 123,959 shares held by Monroe Partners, as to which shares Mr. Hudson may be deemed to share voting and investment power with the other general partner, and as to which Mr. Hudson disclaims beneficial ownership, except to the extent of his 50% interest in Monroe Partners. Also includes 20,649 shares held jointly with Mr. Hudson's wife, as to which shares Mr. Hudson may be deemed to share voting and investment power.

(12) Includes 219,301 shares held by Sherwood Partners, Ltd., a family limited partnership ("Sherwood Partners") of which Mr. Hudson, his wife, Anne P. Hudson, and his son, Dennis S. Hudson, III, are general partners, and Mr. Hudson, his wife and certain trusts are limited partners. Mr. Hudson may be deemed to share voting and investment power with respect to such shares with the other general partners, and as to which Mr. Hudson disclaims beneficial ownership, except to the extent of his interest in Sherwood Partners. Also includes 47,417 shares held by Mr. Hudson's wife, as to which shares Mr. Hudson may be deemed to share voting and investment power and as to which Mr. Hudson disclaims beneficial ownership.

(13) Includes 120,632 shares held by Sherwood Partners, as to which shares Mr. Hudson may be deemed to share voting and investment power with the other general partners, and as to which Mr. Hudson disclaims beneficial ownership, except to the extent of his interest in Sherwood Partners.

(14) Includes 219,301 shares held by Sherwood Partners of which Mr. Hudson and his mother and father, Anne P. Hudson and Dennis S. Hudson, Jr., are general partners. Mr. Hudson may be deemed to share voting and investment power with respect to such shares with the other general partners, and as to which Mr. Hudson disclaims beneficial ownership, except to the extent of his 1% interest in Sherwood Partners and as sole trustee of four grantor trusts that collectively own a 43.8% limited interest in the partnership and of which he is one of four remainder beneficiaries. Also includes 3,700 shares held jointly with Mr. Hudson's wife and 1,000 shares held by Mr. Hudson's wife, as to which shares Mr. Hudson may be deemed to share voting and investment power. Also includes 58,000 shares that Mr. Hudson has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(15) Includes 120,632 shares held by Sherwood Partners, as to which Mr. Hudson may be deemed to share voting and investment power with the other general partners, and as to which Mr. Hudson disclaims beneficial ownership, except to the extent of his 1% interest in Sherwood Partners and as sole trustee of four grantor trusts that collectively own a 43.8% limited interest in the partnership and of which he is one of four remainder beneficiaries.

(16) Includes 1,575 shares owned by Mr. Thurlow's wife, as to which shares Mr. Thurlow may be deemed to share both voting and investment power.

(17) Includes 7,067 shares held by Mr. Curtis' wife, as to which shares Mr. Curtis may be deemed to share voting and investment power. Also includes 33,826 shares that Mr. Curtis has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(18) Includes 62 shares held by Mr. Hahl as custodian for his granddaughters, as to which shares Mr. Hahl may be deemed to share both voting and investment power. Also includes 21,738 shares that Mr. Hahl has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

Information About the Board of Directors and Its Committees

     The Board of Directors of Seacoast held eight meetings during 2001. Seacoast's Board of Directors has two standing committees: the Salary and Benefits Committee and the Audit Committee, both of which serve the same functions for the Bank. All directors attended at least 75% of the total number of meetings of the Board of Directors and attended at least 75% of the meetings of the Board committees on which they served.

     In addition, the Bank's Board of Directors has the following standing committees: Executive Committee, Investment Committee, Trust Committee and the Directors Loan Committee. Such committees perform those duties customarily performed by similar committees at other financial institutions.

     The Company's Salary and Benefits Committee is comprised of Messrs. Crary (Chairman), Bohner, Bruner, Furst, Dennis S. Hudson, Jr. and Santarsiero. This Committee has the authority to determine the compensation of the Company's and the Bank's executive officers and employees, and administers various of the Company's benefit and incentive plans. This Committee has the power to interpret the provisions of the Company's Profit Sharing Plan, Employee Stock Purchase Plan, the Seacoast Banking Corporation of Florida 1991 Stock Option and Stock Appreciation Right Plan (the "1991 Incentive Plan"), the Seacoast Banking Corporation of Florida 1996 Long-Term Incentive Plan (the "1996 Incentive Plan"), the Seacoast Banking Corporation of Florida 2000 Long-Term Incentive Plan (the "2000 Incentive Plan"), the Non-Employee Directors Stock Compensation Plan (the "Directors Stock Plan") and the Executive Deferred Compensation Plan (the "Compensation Deferral Plan"). Four meetings were held by this Committee in 2001. See "Salary and Benefits Committee Report."

     The Audit Committee has the responsibility of reviewing the Bank's financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It recommends to the Board of Directors of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves their audit plan and reviews with the independent auditors the results of the audit and management's response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee periodically reports its findings to the Board of Directors.

     The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While nominees recommended by shareholders may be considered, this Committee has not actively solicited recommendations (nor established any procedures for this purpose). The Board held one meeting in its capacity as the Nominating Committee during 2001.

     Board members who are not executive officers of the Company are paid an annual retainer of $20,000 for their service as directors of the Company and its subsidiaries. In addition to the annual retainers, outside Board members receive $600 for each Board meeting attended, $600 for each committee meeting attended and $700 for each committee meeting chaired.


Executive Officers

     Executive officers are appointed annually at the organizational meeting of the respective Boards of Directors of Seacoast and the Bank following the annual meetings of shareholders, to serve until the next annual meeting and until successors are chosen and qualified. The table set forth under "- Election of Directors" lists the nominees for election to the Board of Directors as well as the Named Executive Officers of Seacoast and the Bank who are not nominees to or members of the Board of Directors, their ages and respective offices held by them, the period each such position has been held, a brief account of their business experience for at least the past five years, and the number of shares of Common Stock beneficially owned by each of them on March 1, 2002.

Management Stock Ownership

     As of March 1, 2002, based on available information, all directors and executive officers of Seacoast as a group (13 persons) beneficially owned approximately 780,438 outstanding shares of Class A Common Stock, constituting 18.06% of the total number of shares of Class A Common Stock outstanding at that date, and approximately 274,903 outstanding shares of Class B Common Stock, constituting 78.59% of the total number of shares of Class B Common Stock outstanding at that date. Seacoast's directors and executive officers beneficially owned, as of that date, outstanding shares of Common Stock having 3,529,468 votes, or 45.13% of the total votes represented by Class A and Class B Common Stock outstanding on the Record Date and entitled to vote at the Annual Meeting. In addition, as of the Record Date, various subsidiaries of Seacoast, as fiduciaries, custodians, and agents, had sole or shared voting power over 49,585 outstanding shares, or 1.1% of the issued and outstanding shares, of Seacoast Class A Common Stock, and 300 outstanding shares of Class B Common Stock, including shares held as trustee or agent of various Seacoast employee benefit and stock purchase plans. See "Quorum and Voting Requirements," "Record Date, Solicitation and Revocability of Proxies" and "- Principal Shareholders."

                             EXECUTIVE COMPENSATION

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its chief executive officer and other executive officers, including the four other highly compensated executive officers (collectively, the "Named Executive Officers"). The disclosure requirements for the Named Executive Officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting these individuals.

     The following report reflects Seacoast's compensation philosophy as endorsed by the Board of Directors and the Salary and Benefits Committee and resulting actions taken by Seacoast for the reporting periods shown in the various compensation tables supporting the report. The Salary and Benefits Committee either approves or recommends to the Board of Directors payment amounts and award levels for executive officers of Seacoast and its subsidiaries.

Salary and Benefits Committee Report

      General

     During 2001, the Salary and Benefits Committee of the Board of Directors was composed of six members, none of whom were officers or employees of Seacoast or the Bank. The Board of Directors designates the members and Chairman of such committee.

      Compensation Policy

     The policies that govern the Salary and Benefits Committee's executive compensation decisions are designed to align changes in total compensation with changes in the value created for the Company's shareholders. The Salary and Benefits Committee believes that compensation of executive officers and others should be directly linked to Seacoast's operating performance and that achievement of performance objectives over time is the primary determinant of share price.

     The underlying objectives of the Salary and Benefits Committee's compensation strategy are to establish incentives for certain executives and others to achieve and maintain short-term and long-term operating performance goals for Seacoast, to link executive and shareholder interests through equity-based plans, and to provide a compensation package that recognizes individual contributions as well as overall business results. At Seacoast, performance-based executive officer compensation includes: base salary, short-term annual cash incentives, and long-term stock and cash incentives.

      Base Salary and Increases

     In establishing executive officer salaries and increases, the Committee considers individual annual performance and the relationship of total compensation to the defined salary market. The decision to increase base pay is recommended by the chief executive officer and approved by the Salary and Benefits Committee using performance results documented and measured annually. Information regarding salaries paid in the market is obtained through formal salary surveys and other means, and is used to evaluate competitiveness with Seacoast's peers and competitors. Seacoast's general philosophy is to provide base pay competitive with the market, and to reward individual performance while positioning salaries consistent with Company performance.

      Short-Term Incentives

     Seacoast's Key Manager Incentive Plan seeks to align short-term cash compensation with individual performance and performance for the shareholders. Funding for this annual incentive plan is dependent on Seacoast first attaining a defined performance threshold for earnings per share. Once this threshold is attained, the Salary and Benefits Committee, using recommendations from the Company's chief executive officer, approves awards to those officers who have made superior contributions to Company profitability as measured and reported through individual performance goals established at the beginning of the year. As specified in the plan, the payout schedule is designed to pay a smaller number of officers the highest level of funded cash incentives to ensure that a meaningful reward is provided to the organization's top performers. This philosophy better controls overall compensation expenses by reducing the need for significant annual base salary increases as a reward for past performance, and places more emphasis on annual profitability and the potential rewards associated with future performance. Salary market information is used to establish competitive rewards that are adequate in size to motivate strong individual performance during the year. The Key Manager Incentive Plan paid an aggregate of $646,000 in 2001, which was distributed among 16 persons.

      Long-Term Incentives

     Long-term incentive awards have been made under the 1991 Incentive Plan and the 1996 Incentive Plan. Stock options granted under the plan are designed to motivate sustained high levels of individual performance and align the interests of key employees with those of the Company's shareholders by rewarding capital appreciation and earnings growth. Upon the recommendation of the chief executive officer, and subject to approval by the Salary and Benefits Committee, stock options are awarded annually to those key officers whose performance during the year has made a significant contribution to Seacoast's long-term growth. No stock options were awarded in 2001.

      Deduction Limit

     At this time, because of its compensation levels, Seacoast does not appear to be at risk of losing deductions under Section 162(m) of the Code, which generally establishes, with certain exceptions, a $1 million deduction limit on executive compensation for all publicly held companies. As a result, Seacoast has not established a formal policy regarding such limit, but will evaluate the necessity for developing such a policy in the future.

      Chief Executive Pay

     The Salary and Benefits Committee formally reviews the compensation paid to the chief executive officers of the Company and the Bank during the first quarter of each year. Final approval of chief executive compensation is made by the Board of Directors. Changes in base salary and the awarding of cash and stock incentives are based on overall financial performance and profitability related to objectives stated in the Company's strategic performance plan and the initiatives taken to direct the Company. In addition, utilizing published surveys, databases, and proxy statement data, including, for example, public information compiled from the SNL Executive Compensation Review and the Wyatt Financial Institution Survey (collectively, the "Survey Data"), the Salary and Benefits Committee surveyed the total compensation of chief executive officers of comparable-sized financial institutions located in comparable markets nationally, as well as of locally-based banks and thrifts. While there is likely to be a substantial overlap between the financial institutions included in the Survey Data and the banks and thrifts represented in the Nasdaq Bank Index line on the shareholder return performance graph, below, the groups are not exactly the same. The Salary and Benefits Committee believes that most direct competitors for executive talent are not necessarily the same as the companies that would be included in the published industry index established for comparing shareholder returns.

     After reviewing the Survey Data, the salary for Mr. Dennis S. Hudson, III, President and Chief Executive Officer of Seacoast, was increased by $40,400, effective July 1, 2001, and by $22,000, effective January 1, 2002, to $402,000 annually. These adjustments maintained Mr. Hudson's total compensation at the median of the comparative groups. Based on specific accomplishments and the overall financial performance of Seacoast, including the achievement of targeted performance goals in 2001, Mr. Hudson III was awarded a cash incentive award of $125,000 under the Key Manager Incentive Plan.

      Summary

     In summary, the Salary and Benefits Committee believes that Seacoast's compensation program is reasonable and competitive with compensation paid by other financial institutions of similar size. The program is designed to reward managers for strong personal, Company and share value performance. The Salary and Benefits Committee monitors the various guidelines that make up the program and reserves the right to adjust them as necessary to continue to meet Company and shareholder objectives.


         Salary and Benefits Committee:

         Evans Crary, Jr., Chairman             Jeffrey S. Furst
         Stephen E. Bohner                      Dennis S. Hudson, Jr.
         Jeffrey C. Bruner                      John R. Santarsiero, Jr.


March 15, 2002

Audit Committee Report

     The Audit Committee monitors the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors on June 20, 2000, which was published in its entirety as Exhibit A to the 2001 Proxy Statement. This report reviews the actions taken by the Audit Committee with regard to the Company's financial reporting process during 2001 and particularly with regard to the Company's audited consolidated financial statements as of December 31, 2001 and 2000 and for the three years in the period ended December 31, 2001.

     The Audit Committee currently is composed of four persons, all of whom are "independent", as defined by the National Association of Securities Dealers, Inc. ("NASD"). None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries, has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates. The Audit Committee also serves as the audit committee of the Bank, and one of its members, T. Michael Crook, is a Bank director only.

     The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor the integrity of the Company's financial reporting process and system of internal controls and to monitor the independence and performance of the Company's independent auditors and internal auditors.

     The Audit Committee believes that it has taken the actions it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met five times during 2001.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for 2001, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee also reviewed with the Company's independent auditors, Arthur Andersen LLP, their judgments as to the quality (rather than just the acceptability) of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee discussed with Arthur Andersen LLP, its independence from management and the Company, including the written disclosures, letter and other matters required of Arthur Andersen LLP by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during 2001 by Arthur Andersen LLP that were unrelated to its audit of the financial statements referred to above and to their reviews of the Company's interim financial statements during 2001 is compatible with maintaining Arthur Andersen LLP's independence.

     Additionally, the Audit Committee discussed with the Company's internal and independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     Lastly, the Audit Committee held a special meeting with Arthur Andersen LLP's engagement partner to discuss the firm's status in connection with the Enron investigation and the possible effect (if any) on Seacoast. Arthur Andersen LLP's representative represented that neither Arthur Andersen's financial viability nor its service to its South Florida clients will be affected by the investigation. The Audit Committee also requested that the engagement partner provide formal status reports and updates on significant changes which may occur with respect to the Enron investigation and Arthur Andersen LLP's ability to service its clients.


     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2001 for filing with the Securities and Exchange Commission. The Audit Committee believes that, at this time, nothing has come to its attention that impairs Arthur Andersen LLP's independence or their ability to provide quality professional audit services, and, therefore, recommends to the Board that the Company retain Arthur Andersen LLP as the Company's independent auditors for 2002.

         Audit Committee:

         Christopher E. Fogal, Chairman
         John H. Crane, Member
         Evans Crary, Jr., Member
         T. Michael Crook, Member

March 15, 2002

     The table below sets forth certain elements of compensation for the Named Executive Officers of Seacoast or the Bank for the periods indicated.

                           Summary Compensation Table

                                                      Annual Compensation         Securities            All
                                                      -------------------
                                                                                  Underlying           Other
                                         Year          Salary      Bonus         Options/SARs      Compensation
Name and Principal Position(a)            (b)        ($) (c)    ($) (1) (d)         (#)(g)            ($) (i)
------------------------------           ----        --------   -----------      ------------      ------------

Dennis S. Hudson, III                    2001        $361,150    $ 125,000               --        $44,366  (2)
President & Chief Executive Officer      2000         329,117       65,000               --         34,908
of Seacoast, Chairman and Chief          1999         305,190      125,000               --        197,297
Executive Officer of the Bank

Dale M. Hudson                           2001        $250,243           --               --        $33,203  (3)
Chairman of Seacoast                     2000         221,640           --               --         29,786
                                         1999         203,270           --               --         28,744

A. Douglas Gilbert                       2001        $354,538     $175,000               --        $46,748  (4)
Senior Executive Vice President &        2000         317,653       70,000               --         36,237
Chief Operating & Credit Officer of      1999         303,545      175,000               --        194,407
Seacoast, President & Chief
Operating & Credit Officer of the
Bank

C. William Curtis, Jr.                   2001        $229,097      $80,000               --        $31,750  (5)
Senior Executive Vice President &        2000         212,775       45,000               --         27,610
Chief Banking Officer of Seacoast        1999         204,272      100,000               --        189,531
and the Bank

William R. Hahl                          2001        $196,697      $50,000               --        $25,358  (6)
Executive Vice President & Chief         2000         189,203       20,000               --         22,368
Financial Officer of Seacoast and        1999         178,340       45,000               --         76,925
the Bank


--------------------------------------


(1) Incentive cash compensation paid for results achieved during the applicable fiscal year in accordance with the Key Manager Incentive Plan as well as certain other bonuses related to performance or deemed necessary to attract new management. See "Salary and Benefits Committee Report."

(2) This includes $900 in excess life insurance benefits, $10,200 in employer matching contributions to the Profit Sharing Plan, $6,540 in profit sharing, $3,400 in employer discretionary retirement contributions, $22,776 in employer matching contributions to the Executive Deferred Compensation Plan (the "Compensation Deferral Plan") and $550 paid by the employer into the Cafeteria Plan.

(3) This includes $4,953 in excess life insurance benefits, $10,200 in employer matching contributions to the Profit Sharing Plan, $6,540 in profit sharing, $3,400 in employer discretionary retirement contributions, $7,560 in employer matching contributions to the Compensation Deferral Plan and $550 paid by the employer into the Cafeteria Plan.

(4) This includes $3,960 in excess life insurance benefits, $10,200 in employer matching contributions to the Profit Sharing Plan, $6,540 in profit sharing, $3,400 in employer discretionary retirement contributions, $22,098 in employer matching contributions to the Compensation Deferral Plan and $550 paid by the employer into the Cafeteria Plan.

(5) This includes $3,960 in excess life insurance benefits, $10,200 in employer matching contributions to the Profit Sharing Plan, $6,540 in profit sharing, $3,400 in employer discretionary retirement contributions, $7,100 in employer matching contributions to the Compensation Deferral Plan and $550 paid by the employer into the Cafeteria Plan.

(6) This includes $1,380 in excess life insurance benefits, $10,200 in employer matching contributions to the Profit Sharing Plan, $6,540 in profit sharing, $3,400 in employer discretionary retirement contributions, $3,288 in employer matching contributions to the Compensation Deferral Plan and $550 paid by the employer into the Cafeteria Plan.

                         Grants of Options/SARs in 2001

     No stock options or stock appreciation rights ("SARs") were granted in 2001.

                     Aggregated Option/SAR Exercises in 2001
                       and 2001 Year-End Option/SAR Values

     The following table shows stock options exercised by the Named Executive Officers during 2001, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares of Class A Common Stock(1) covered by both exercisable and non-exercisable options as of December 31, 2001. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of the Company's Class A Common Stock. No SARs were outstanding in 2001.


                                                                     Number of              Value of Unexercised
                                                                    Unexercised          In-the-Money Options/SARs
                                                                  Options/SARs at                    at
                                 Shares (1)                    December 31, 2001(#)       December 31, 2001($)

                                  Acquired        Value           Exercisable(E)/             Exercisable(E)/
Name                             on Exercise     Realized        Unexercisable (U)           Unexercisable (U)
----                             -----------     --------        -----------------           -----------------

Dennis S. Hudson, III                --             --                  62,700  (E)           $1,493,055  (E)
                                                                            --  (U)                   --  (U)

Dale M. Hudson                       --             --                      --  (E)                   --  (E)
                                                                            --  (U)                   --  (U)

A. Douglas Gilbert                  3,000        $ 78,750               36,688  (E)             $735,109  (E)
                                                                            --  (U)                   --  (U)

C. William Curtis, Jr.               --             --                  33,826  (E)             $651,811  (E)
                                                                            --  (U)                   --  (U)

William R. Hahl                     5,687        $137,479               22,638  (E)             $516,125  (E)
                                                                            --  (U)                   --  (U)

-------------------------------

(1) All exercised and outstanding shares are shares of Class A Common Stock, and all options and SARs relate to Class A Common Stock. There are no options or SARs involving Class B Common Stock.


                               Profit Sharing Plan

     Seacoast sponsors a Retirement Savings Plan for Employees of the First National Bank & Trust Company of the Treasure Coast (the "Profit Sharing Plan"). The Profit Sharing Plan has various features, including employer matching contribution for salary deferrals of up to 4% of the employee's compensation for each calendar quarter. The Company matches 100% of any Elective Profit Sharing Contribution that is deferred into the Profit Sharing Plan. In addition, the Profit Sharing Plan has a Code Section 401(k) feature that allows employees to make voluntary "salary savings contributions" ranging from 1% to 18% of compensation (as defined by the Plan), subject to federal income tax limitations. After-tax contributions may also be made by employees with "voluntary contributions" of up to 10% of compensation (as defined in the Profit Sharing Plan for each plan year), subject to certain statutory limitations.

     A retirement contribution is made on an annual discretionary basis by the Company of up to 2% of "retirement eligible compensation," as defined in the Profit Sharing Plan. At the end of each plan year, the Company's Board of Directors decides whether to make a profit sharing contribution for the plan year. If it decides to make such a contribution, the contribution is allocated among eligible employees based on each employee's "eligible compensation" as defined in the Profit Sharing Plan. At least 50% of this contribution (the "Non-Elective Profit Sharing Contribution") is contributed to the employee's Profit Sharing account. The balance (the "Elective Profit Sharing Contribution") may be deferred into the Profit Sharing Plan or taken in cash by the employee, at the employee's election.


                      Executive Deferred Compensation Plan

     The Bank offers an Executive Deferred Compensation Plan (the "Compensation Deferral Plan") designed to permit a select group of management or highly compensated employees, including the Named Executive Officers, to elect to defer a portion of their compensation until their termination of employment with the Company and to receive matching and other Company contributions which they are restricted from receiving under the Company's Profit Sharing Plan because of legal limitations.

                                Performance Graph

     The following line-graph compares the cumulative, total return on Seacoast's Class A Common Stock from December 31, 1997 to December 31, 2001, with that of the Russell 2000 Index (an average of the 2,000 smallest companies in the Russell 3000 Index) and the Russell 2000 Financial Services Index (an average of all financial service companies included in the Russell 2000 Index). Cumulative total return represents the change in stock price and the amount of dividends received over the indicated period, assuming the reinvestment of dividends.

                         1996      1997      1998      1999      2000      2001

Seacoast                 100      151.23    114.99    119.98    115.52    207.23
Russell 2000 Index       100      122.06    119.31    144.50    140.37    143.95
Russell 2000 Financial
    Services Index       100      133.44    120.44    115.10    137.14    154.65


Employment and Severance Agreements

     The Bank entered into an executive employment agreement with A. Douglas Gilbert on March 22, 1991. Similar agreements were entered into with Dennis S. Hudson, III on January 18, 1994, and with C. William Curtis, Jr. on July 31, 1995. Each such agreement has a three-year term and provides for automatic renewal on an annual basis at the end of that term; provided neither the employee nor the Bank gives written notice electing not to renew such agreement not less than 90 days prior to the end of the agreement's then current term. Each such agreement contains certain non-competition, non-disclosure and non-solicitation covenants.

     These employment agreements also provide for a base salary, hospitalization, insurance, long term disability and life insurance in accordance with the Bank's insurance plans for senior management, and reasonable club dues. Each executive subject to these contracts may also receive other compensation including bonuses, and the executives will be entitled to participate in all current and future employee benefit plans and arrangements in which senior management of the Bank may participate. The agreements provide for termination of the employee for cause, including willful and continued failure to perform the assigned duties, crimes, breach of the Bank's Code of Ethics, and also upon death or permanent disability of the executive. Each agreement contains a Change in Control provision which provides that certain events, including the acquisition of the Bank or the Company in a merger, consolidation or similar transaction, the acquisition of 51% or more of the voting power of any one or all classes of Common Stock, the sale of all or substantially all of the assets, and certain other changes in share ownership, will constitute a "change in control" which would allow the executive to terminate the contract within one year following the date of such change in control. Termination may also be permitted by the executive in the event of a change in duties and powers, customarily associated with the office designated in such contract. Upon any such termination following a change in control, the executive's base salary, hospitalization and other health benefits will continue for two years.


                    SALARY AND BENEFITS COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     Messrs. Crary (Chairman), Bohner, Bruner, Furst, Dennis S. Hudson, Jr. and Santarsiero are the members of the Salary and Benefits Committee, none of whom was an officer or employee of Seacoast or its subsidiaries in 2001. Mr. Hudson served as Chairman of the Board of Seacoast from 1990 until June 1998; he served as Chief Executive Officer of Seacoast from 1983 until 1992 and President of Seacoast from 1983 until 1990. See "Proposal 1 - Election of Directors".

     Jeffrey C. Bruner, a director of Seacoast and the Bank, is a controlling shareholder of Mayfair Investments, which leases to the Bank 20,000 square feet of space adjacent to the First National Center in Stuart, Florida pursuant to a lease agreement which expires in May 2002. At the end of the lease term, the Bank has an option to extend the lease for a period of five years. The Bank paid rent of $259,570 on this property in 2001. Seacoast believes the terms of this lease are commercially reasonable and comparable to rental terms for similar property in Stuart.

     Evans Crary, Jr., a director of Seacoast and the Bank, and Chairman of the Bank's Executive Committee and the Company's Salary and Benefits Committee, is a retired member of Crary, Buchanan, Bowdish, Bovie, Beres, Negron & Thomas, Chartered ("Crary-Buchanan"), a law firm in Stuart, Florida. Crary-Buchanan performed various legal services for Seacoast and the Bank during the fiscal year ended December 31, 2001.

                 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Several of Seacoast's directors, executive officers and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of Seacoast and its subsidiaries. These persons, corporations and firms have had transactions in the ordinary course of business with Seacoast and its subsidiaries, including borrowings, all of which, in the opinion of Seacoast management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Seacoast and its subsidiaries expect to have such transactions on similar terms with their directors, executive officers, and their affiliates in the future. The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of Seacoast or the Bank as of December 31, 2001, was approximately $4,563,845, which represented approximately 4.88% of Seacoast's consolidated shareholders' equity on that date.

     For information concerning specific transactions and business relationships between Seacoast or the Bank and certain of its directors or executive officers, see "Salary and Benefits Committee Interlocks and Insider Participation in Compensation Decisions."

                             PRINCIPAL SHAREHOLDERS

         As of March 1, 2002, the only shareholders known to Seacoast to be the beneficial owners, as defined by Securities and Exchange Commission rules, of more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock, were the following, for whom beneficial ownership information is set forth in the following table.


                                                    Number and Percent of            Number and Percent of
                                                    Class A Common Stock              Class B Common Stock
                                                     Beneficially Owned                Beneficially Owned
                                                 ----------------------------      ---------------------------

     Name and Address of Beneficial Owner                Number       %                   Number       %
     ------------------------------------                ------       -                   ------       -

Dale M. Hudson (1) (2)                                  358,587     8.30                 144,608     41.34
    192 S.E. Harbor Point Drive
    Stuart, FL  34996
Dennis S. Hudson, Jr. (1) (3)                           293,531     6.79                 120,632     34.49
    157 S. River Road
    Stuart, FL  34996
Dennis S. Hudson, III (1) (3)                           291,510     6.74                 128,810     36.82
    2341 NW Bay Colony Court
    Stuart, FL  34994
Mary T. Hudson (1) (2)                                  358,587     8.30                 144,608     41.34
    192 S.E. Harbor Point Drive                             (4)                              (5)
    Stuart, FL  34996
Anne P. Hudson (1) (3)                                  293,531     6.79                 120,632     34.49
    157 S. River Road                                       (6)
    Stuart, FL  34996
Wellington Management Company, LLP (7)                  429,900     9.94                      --      --
    75 State Street
    Boston, MA  02109


(1) Dennis S. Hudson, Jr. and Dale M. Hudson are brothers. Anne P. Hudson is the wife of Dennis S. Hudson, Jr. Mary T. Hudson is the wife of Dale M. Hudson. Dennis S. Hudson, III is the son of Dennis S. Hudson, Jr. and the nephew of Dale M. Hudson. See the table under "Proposal One - Election of Directors" for further information on their beneficial ownership.

(2) Dale M. Hudson and his wife, Mary T. Hudson, are the general partners of Monroe Partners, their family limited partnership, which as of March 1, 2002 owned 317,290 shares of Company Class A Common Stock and 123,959 shares of Company Class B Common Stock. Each of Dale M. Hudson and Mary T. Hudson, as general partners, may be deemed to share voting and investment power with the other general partner and each of them disclaims beneficial ownership with respect to such shares except to the extent of their respective partnership interests. See "Proposal One - Election of Directors" for further information regarding their beneficial ownership.

(3) Dennis S. Hudson, Jr. and his wife, Anne P. Hudson, together with their son, Dennis S. Hudson, III, are the general partners of Sherwood Partners, their family limited partnership, which as of March 1, 2002 owned 219,301 shares of Company Class A Common Stock and 120,632 shares of Company Class B Common Stock. Mr. and Mrs. Dennis Hudson, Jr. are also limited partners of Sherwood Partners and have transferred certain of their limited partnership interests into trusts for the benefit of their family members and plan to make additional transfers from time to time. As of this date, none of the trust beneficiaries, other than Mr. and Mrs. Dennis Hudson, Jr., have present interests in the trusts. Each of Dennis S. Hudson, Jr., Anne P. Hudson and Dennis S. Hudson, III, as general partners, may be deemed to share voting and investment power with the other general partners and each of them disclaims beneficial ownership with respect to such shares except to the extent described in the table under "Proposal One - Election of Directors", which contains further information regarding their beneficial ownership.

(4) Includes 41,297 shares held jointly with Mrs. Hudson's husband, as to which shares Mrs. Hudson may be deemed to share voting and investment power.

(5) Includes 20,649 shares held jointly with Mrs. Hudson's husband, as to which shares Mrs. Hudson may be deemed to share voting and investment power.

(6) Includes 26,813 shares held by Mrs. Hudson's husband, as to which shares Mrs. Hudson may be deemed to share voting and investment power and as to which Mrs. Hudson disclaims beneficial ownership.

(7) Wellington Management Company, LLP ("Wellington Management") is an investment adviser and the securities reported are beneficially owned of record by its clients. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities. Of the shares beneficially owned, Wellington Management reports it has shared voting power as to 339,300 shares and shared dispositive power as to 429,900 shares. The information regarding Wellington Management, including the number and percent of Class A Common Stock beneficially owned, is based solely upon a Schedule 13G dated February 14, 2002 and filed by Wellington Management with respect to Class A Common Stock beneficially owned as of December 31, 2001.

THE FOLLOWING PROPOSALS 2-13 TO AMEND THE ARTICLES OF INCORPORATION ARE SUMMARIES ONLY, AND ARE QUALIFIED IN THEIR ENTIRETY BY THE PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION INCLUDED IN APPENDIX A HERETO.


                                   PROPOSAL 2

          AMENDMENT CLARIFYING THE OBJECTS AND PURPOSES OF THE COMPANY

     Article III of the Company's Articles currently provides that the Company may exercise any lawful powers and engage in any business permitted to Florida corporations. Certain states in which the Company may seek to do business in the future may require a further enumeration of the Company's purposes and powers. Also, recent legislation, such as the Gramm-Leach-Bliley Act, expands the ability of bank holding companies to engage in additional activities by becoming financial holding companies. Accordingly, the Company believes it appropriate to adopt more modern and descriptive provisions with respect to its objects and powers. The Company will continue to be able to exercise all purposes and powers permitted by the Florida Business Corporation Act ("FBCA") as at present.

     The proposal requires approval by the affirmative vote of a plurality of votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 2.


                                   PROPOSAL 3

                   AMENDMENT TO ELIMINATE CLASS B COMMON STOCK

     The Board of Directors has adopted a resolution to amend Article IV of the Company's Articles to eliminate the Company's Class B Common Stock, and to reclassify all issued and outstanding shares of Class B Common Stock as Common Stock, with all the rights of the Company's existing Class A Common Stock. See "Proposal 4 - Amendment to Rename Class A Common Stock as 'Common Stock' and to Increase the Authorized Shares of Common Stock".

     The Class B Common Stock has 10 votes per share and is principally held by the families of Dennis S. Hudson, Jr. and Dale M. Hudson, including Dennis S. Hudson, III, the Company's President and Chief Executive Officer (collectively, the "Hudsons"). The Company's Board of Directors and executive officers, including shares held by the Hudsons, beneficially own 274,903 outstanding shares of Class B Common Stock, 78.59% of the total Class B Shares outstanding. These shares have the ability to cast a total of 2,749,030 votes on each matter presented to the shareholders, and vote separately as a class. The Company believes it is appropriate to convert the Class B Shares to Common Stock so that all shareholders will have the same one vote per share each, and to promote the interests of the shareholders generally.

     This amendment will also eliminate the disparity in dividends that currently exists between shares of Class A and Class B Common Stock, and if this proposal is adopted, all shares of Common Stock will receive the same dividends as currently paid on Class A Common Stock. It is believed that the elimination of the Class B Common Stock may also make the Company's Common Stock more attractive for investors, will simplify corporate governance and make the Company more transparent to investors and potential acquisitions. At the same time, the other proposals being submitted at this Meeting will enable the Company's Board to consider and negotiate possible business combinations consistent with their fiduciary duties, without separate consideration of the effects on Class B shareholders, so that these considerations may be clearly made by the Board of Directors in the best interest of all shareholders, generally. The Company's Board of Directors has determined that it is desirable that the Board, which is subject to fiduciary duties, should consider such matters rather than vesting control decisions in the holders of Class B Common Stock. The Company's Board of Directors and the Hudsons intend to vote all of their shares of Class B Common Stock in favor of this amendment, provided all of the proposals receive sufficient votes for adoption.

     This proposal requires approval by the affirmative vote of a majority of the votes entitled to be cast by the holders of Class B Common Stock, voting separately as a class, and by a plurality of votes cast at the Meeting.

     Holders of record of Class B Common Stock are entitled to exercise dissenter's rights as to all or less than all his shares of Class B Common Stock upon compliance with FBCA Sections 607.1301, 607.1302, and 607.1320 with respect to Proposal 3.

     Any Class B shareholder of record at the time of the meeting that wishes to assert dissenter's rights:

1. Must deliver to the Company, before the vote is taken, written notice of such shareholder's intent to demand payment for his or her shares if the proposed action is effectuated;

2.   Must not vote his or her shares in favor of Proposal 3.

3. If Proposal 3 is approved, within 10 days, the Company shall give written notice of such action to each shareholder who has filed a notice of intent to demand payment for his or her shares of Class B Common Stock and who has not voted for this Proposal.

4. Within 20 days after such notice of the adoption of Proposal 3, any holder of Class B Common Stock who elects to dissent must file with the Company a notice of such election stating his or her name and address, the number of Class B Common Stock shares as to which he or she dissents, and a demand payment of the fair value of his or her specified shares of Class B Common Stock. Failure to timely file such election will bind the Class B shareholder to the terms of the proposed corporate action and will eliminate dissenter's rights. A shareholder filing an election to dissent must deposit certificates representing his or her Class B Common Stock with the Company simultaneously with filing the election to dissent. The Company will restrict the transfer of such shares.

     Upon filing the notice of election to dissent, a Class B shareholder is thereafter entitled to payment as provided in the FBCA, and shall not be entitled to vote or exercise any other right of a shareholder. A notice of election may be withdrawn only as provided by FBCA Section 607.1320(4). Within 10 days after the expiration of the period in which shareholders may file notices of election to dissent, the Company will make a written offer to each dissenting shareholder that has made a demand as provided by the FBCA to pay an amount that the Company estimates to be the fair value for such shares. If the Company action has not been consummated within 90 days after the shareholder's authorization date, the offer may be conditioned upon consummation of such action.

     If within 30 days after the making of such offer any shareholder accepts the offer, payment for his or her shares shall be made within 90 days of the making of such offer or the consummation of the proposed action, whichever is later. Upon such payment, the dissenting shareholder shall cease to have any interest in such shares.

     If the Company fails to make such an offer to the dissenting shareholder within the period specified by FBCA Section 607.1320(5), or if it makes the offer and any dissenting shareholder or shareholders fail to accept such offer within 30 days thereafter, then the Company, within 30 days after receipt of written demand from any dissenting shareholder given within the 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such 60 days may, file an action in any court of competent jurisdiction in Martin County, Florida requesting that the fair value of such shares be determined. The court shall also determine whether a dissenting shareholder as to whom the Company requests the court to make such a determination is entitled to receive payment for his or her shares. If the Company fails to institute the proceeding as provided in FBCA Section 607.1320(7), a dissenting shareholder may do so in the name of the Company.

     This is only a summary of the rights and obligations of holders of Class B Common Stock who wish to exercise dissenter's rights under the FBCA. It is qualified in its entirety by the Sections of the FBCA reproduced as Appendix B to this Proxy Statement. Strict compliance may be required to exercise dissenter's rights and any Class B shareholder who wishes to exercise dissenter's rights should consult his or her advisors and strictly comply with the provisions of FBCA Section 607.1301, Section 607.1302, and Section 607.1320.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 3.


                                   PROPOSAL 4

        AMENDMENT TO RENAME CLASS A COMMON STOCK AS "COMMON STOCK" AND TO
                 INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted a resolution to Amend Article IV of the Company's Articles to rename Class A Common Stock as "Common Stock." This amendment also would increase the total number of shares of Common Stock that the Company is authorized to issue from 10,000,000 to 22,000,000, in part to accommodate the one-for-one conversion of the 349,800 shares of Class B Common Stock outstanding into an equal number of shares of Common Stock. This amendment will provide additional authorized but unissued shares of Common Stock available for issuance to meet business demands as they may arise. The Board of Directors believes that the additional shares will provide the Company with the flexibility to issue Common Stock for possible future stock dividends or splits, acquisitions, stock option and purchase plans, possible future financings, for maintaining capital adequate to support growth and other corporate purposes which may be identified by the Board of Directors, without the possible expense and delay of holding a special shareholders' meeting.

     Other nonsubstantive changes are being made to Article IV for clarity with respect to the provisions for issuance of Common Stock.

     The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's shareholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

     The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such shareholders' percentage of voting power.

     Although the Company has no present intention to issue shares of Common Stock to make acquisitions of control of the Company more difficult and is unaware of any pending proposals to acquire the Company, future issuances of Common Stock could have that effect. For example, the acquisition of shares of the Company's Common Stock by an entity seeking to acquire control of the Company might be discouraged through the public or private issuance of additional shares of Common Stock or securities convertible or exchangeable into Company Common Stock, since such issuance would dilute the stock ownership of the acquiring entity. Common Stock could also be issued to existing shareholders as a dividend or privately placed with purchasers who might side with the Board in opposing a takeover bid, thus discouraging such a bid.

     This proposal requires approval by the affirmative vote of a plurality of votes cast by the holders of Class A Common Stock, voting separately as a class, and by a plurality of votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 4.


                                   PROPOSAL 5

         AMENDMENT TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK

     The Board of Directors has adopted a resolution to amend Article IV of the Company's Articles to increase the number of authorized shares of Preferred Stock from 1,000,000 to 4,000,000. Currently there are no shares of Company Preferred Stock outstanding. Increasing the number of authorized but unissued shares of Preferred Stock will make the shares of Preferred Stock available for issuance to meet business demands as they may arise. The Board of Directors believes that such additional shares will provide the Company with the flexibility to issue Preferred Stock for possible future stock dividends, acquisitions, stock option and purchase plans, possible future financings, for maintaining capital adequate to support growth or other corporate purposes which may be identified by the Board of Directors, without the possible expense and delay of a special shareholders' meeting. The Company believes that being able to use Preferred Stock will give it greater financial flexibility, and enable it to possibly avoid diluting the earnings per share and voting power of Common Stock holders.

     Other nonsubstantive changes are being made to Article IV for clarity with respect to the provisions for issuance of Preferred Stock.

     The authorized shares of Preferred Stock will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's shareholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded.

     Although the Company is unaware of any pending proposals to acquire the Company, future issuances of Preferred Stock could discourage possible bids for the Company. For example, the acquisition of shares of the Company's Common Stock by an entity seeking to acquire control of the Company might be discouraged through the public or private issuance of shares of Preferred Stock, since such issuance could be used to dilute the ownership of the acquiring entity. Preferred Stock could also be issued to existing shareholders as a dividend or as part of shareholder rights plan or "poison pill," which could have the effect of discouraging possible takeover bids for the Company.

     This proposal requires approval by the affirmative vote of a plurality of votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 5.


                                   PROPOSAL 6

   AMENDMENT TO PROVIDE A CLASSIFIED BOARD OF DIRECTORS AND RELATED PROVISIONS
                     WITH RESPECT TO THE BOARD OF DIRECTORS


     This proposed amendment to Article VI of the Company's Articles will: (a) classify the Company's Board of Directors into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year; (b) provide that any vacancy on the Company Board shall be filled by the Board of Directors, acting by a vote of 66 2/3% of the directors then in office and a majority of the Continuing Directors, though less than a quorum, or, if no directors remain, by 66 2/3% of the Voting Shares and an Independent Majority of Shareholders; (c) provide that Company directors may be removed only for cause, and only upon the affirmative vote of at least 66 2/3% of the Voting Shares and an Independent Majority of Shareholders; and (d) provide that such provisions may only be amended, altered, changed or repealed (and no provision inconsistent therewith may be adopted) upon the affirmative vote of at least 66 2/3% of the Voting Shares and an Independent Majority of Shareholders, unless such amendment, alteration or repeal is recommended to the shareholders by not less than a majority of the Continuing Directors, in which case the vote requirement set forth in the FBCA shall be required.

     The Company's Board of Directors believes that this amendment would, if adopted, effectively reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Company's Board of Directors without the support of the incumbent Company directors. A number of corporations have classified boards.

     The following description of the classified board assumes the approval of each of the nominees for director set forth in Proposal 1.

     The Company's Articles now provide that all directors are to be elected to the Board of Directors annually for a term of one year. The Company's Board, by resolution, currently has set the number of directors at eleven (11). Proposal 6 provides that immediately upon approval, the Company's Board will be divided into three classes of directors, which shall be as nearly equal in number of directors as possible; Class I directors would serve for term expiring at the 2003 Company annual meeting, Class II directors would serve for term expiring at the 2004 Company annual meeting, and Class III directors would serve for a term ending at the 2005 annual meeting, and in each case until their respective successors are duly elected and qualified. Starting with the 2003 Company annual meeting, one class of directors will be elected by holders of Company Common Stock each year for a three-year term.

     Assuming that pursuant to Proposal 1, each of the nominees for election to the Company's Board of Directors is in fact elected, then upon the approval of this Proposal 6, the Company's Board of Directors will automatically, without further action, be classified as set forth in the following table:

Class                      Term                          Names of Directors

Class I     Term Expires at the 2003 Annual Meeting    Jeffrey C. Bruner
                                                       Christopher E. Fogal
                                                       Dale M. Hudson
                                                       John R. Santarsiero, Jr.

Class II    Term Expires at the 2004 Annual Meeting    John H. Crane
                                                       Jeffrey S. Furst
                                                       Dennis S. Hudson, Jr.
                                                       Thomas H. Thurlow, Jr.

Class III   Term Expires at the 2005 Annual Meeting    Evans Crary, Jr.
                                                       A. Douglas Gilbert
                                                       Dennis S. Hudson, III

     At the present time, the Company's Bylaws provide that a vacancy on the Company Board may be filled by a majority of the remaining directors though less than a quorum, or by the shareholders if no director remains, and that the newly-elected director shall serve for the unexpired term of his predecessor. The proposed amendment to the Company Articles provides that any such vacancy may be filled by the affirmative vote of 66 2/3% of the directors then in office and a majority of the Continuing Directors, even if less than a quorum, or, if no directors remain, by 66 2/3% of the Voting Shares and an Independent Majority of Shareholders, and that the newly-appointed directors shall serve until the next election of the class in which the vacancy arose.

     The Company's existing Bylaws permit a Company director, or the entire Company Board of Directors, to be removed only for cause, provided more shares are voted for removal than against at a meeting under Florida law. This amendment would continue the requirement that a director may be removed only for cause, and would permit removal only upon the affirmative vote of at least 66 2/3% of all Voting Shares and an Independent Majority of Shareholders at a meeting duly called and held upon not less than 30 days' prior written notice. Even if a director were to be removed for cause, vacancies created by such removal would be filled by the directors and not shareholders, unless no directors remained.

     A classified Board would ensure that a majority of the Company's directors, and likely more, at any one time have had at least one year's experience as directors of the Company. A classification of directors will have the effect of making it more time-consuming to change majority control of the Company's Board of Directors. More than one shareholder meeting would be required to effect a change in the majority control of the Company's Board, except in the event of vacancies resulting from removal for cause or other reasons (in which case the remaining directors would fill the vacancies so created). The longer time required to elect a majority of a classified board will also help to assure continuity and stability of the Company's management and policies, since a majority of the directors at any given time will have prior experience as directors of the Company. The Company has not experienced problems with continuity in its Board or had any proxy contests relating to the election of directors.

     A classified board may make it more difficult and time-consuming for a third party seeking control of the Company to change control of the Company Board, and thus may reduce the vulnerability of the Company to an unsolicited offer to acquire the Company, particularly an offer that does not contemplate the acquisition of all of the Company's outstanding shares, and may reduce the possibility of a restructuring or sale of all or part of the Company that the Board determines is not in the shareholders' best interests.

     In the past, third parties have sometimes acquired substantial stock positions in public companies as a prelude to proposing a takeover or a restructuring or sale of all or part of the company or other similar extraordinary corporate action. Such actions are often undertaken by the third party without negotiation with the board of directors of the target company. In many cases, the purchaser seeks representation on the company's board of directors in order to increase the likelihood that his or her proposal will be implemented by the company. If the company believes the efforts of the purchaser are not in the best interests of the company's shareholders generally, such third party may seek control through a proxy contest to have itself or its nominees elected to the board in place of certain directors or the entire board. In some cases, the purchaser may not truly be interested in acquiring the company, but uses the threat of a proxy fight and/or bid to acquire the company as a means of forcing the company to repurchase his equity position at a substantial premium over market price. This practice is often referred to as "greenmail".

     The Company's Board of Directors believes that an imminent threat of a change in the Company's Board may curtail its ability to negotiate effectively with such purchasers, and that, absent the protection afforded by a classified board, management would be deprived of the time and information necessary to properly evaluate the takeover proposal, to study alternative proposals and to help ensure that the price and terms of any transaction involving the Company are in the best interests of the Company's shareholders generally.

     The ratification, approval and implementation of the classified board provisions in the Company's Articles would make more difficult and would discourage (i) a proxy contest for control of the Company's Board, (ii) the removal of the incumbent Company Board, or (iii) the termination of a shareholders rights plan or "poison pill" and, therefore, could have the effect of maintaining incumbent management and discouraging possible takeover attempts. At least two annual meetings would be needed to change a majority of the Company's Board of Directors. The classified board also is designed in part to discourage accumulations of large blocks of the Company's stock by purchasers whose objective is to have such stock repurchased by the Company at a premium price not realizable by other Company shareholders, which is often referred to as "greenmail." The classified board could tend to reduce the temporary fluctuation in the market price of the Company Common stock that can be caused by such accumulations. Accordingly, holders of the Company Common Stock could be deprived of certain opportunities to sell their stock at a temporarily higher market price.

     The classified board is expected to help ensure that the Company Board, if confronted by a surprise proposal from a third party who has recently acquired a block of the Company's Common Stock, will have additional time to appropriately review the proposal and to consider appropriate alternatives that the Company Board deems to be in the best interest of the shareholders.

     In addition to promoting continuity and experience, the classified board will encourage persons seeking to acquire control of the Company, through a proxy contest or otherwise, to initiate discussions through arms-length negotiations with the Company's Board of Directors. The classified board could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company's shareholders or favored by a majority of the Company's shareholders. Accordingly, holders of the Company Common Stock could be deprived of certain opportunities to sell their stock at a temporarily higher market price.

     This proposal requires approval by the affirmative vote of 66 2/3% of the outstanding shares of Class A and Class B Common Stock, voting together as a single class, entitled to vote at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 6.


                                   PROPOSAL 7

                AMENDMENTS TO THE BUSINESS COMBINATION PROVISIONS

     Article XI of the Company's Articles currently provides for a supermajority vote of 66 2/3% of the Class A Shares, voting separately as a class, and 66 2/3% of all the votes entitled to be cast with respect to any merger, consolidation, share exchange, sale, lease, exchange or other transfer of all or substantially all of the assets of the Company or any significant subsidiary or any transaction having a similar effect. These votes are required whether or not a shareholder vote is otherwise required by law or by the rules of any securities exchange or market where the Company's shares are listed or traded, except where the Company is issuing shares to make an acquisition of another company, person or entity. This Proposal 7 would renumber existing Article XI as new Article VII and would amend these shareholder vote provisions. These provisions require amendment due to the proposed reclassification and conversion of Class B Shares and the elimination of class voting. It is further believed that these amendments clarify the intent that, upon approval of 66 2/3% of the Whole Board of Directors and a majority of the Continuing Directors, the Board of Directors should be able to approve acquisitions or any business combination and upon such vote, only a majority of Voting Shares need approve such business combination. Accordingly, where the Board believes a business combination is in the best interests of the Company, the effective vote required for approval of such business combination is being reduced from 66 2/3% to a majority of Voting Shares. The Board of Directors believes it is appropriate to make these changes in order to give the Company greater flexibility with respect to business combinations that are endorsed overwhelmingly by the Board of Directors.

     The proposed business combination amendments to the Company's Articles set forth certain procedures relating to a "Business Combination," which is broadly defined in the Articles to include, among other things, mergers, consolidations, sales of assets and similar transactions between the Company or any of its Subsidiaries and any other persons, entities or groups, or the acquisition, directly or indirectly, of 5% or more of the Voting Shares of the Company or the voting securities of any Subsidiary by other persons, entities or groups after March 1, 2002, or the acquisition, directly or indirectly, of 5% or more of the Voting Shares of the Company or the voting securities of any Subsidiary by persons, entities or groups that beneficially own 5% or more of the Company's Voting Shares (such persons, entities, and groups are defined as "Related Persons"). The amendment would require approval of Business Combinations by the affirmative vote of 66 2/3% of all of the Voting Shares and an Independent Majority of Shareholders, unless such Business Combination is approved by 66 2/3% of the Whole Board of Directors and a majority of the Continuing Directors, in which event approval requires only a majority of Voting Shares. See Article IX - "Provisions Relating to Business Combinations".

     These proposed amendments to the Company's Articles may be briefly summarized as follows:

     Certain Definitions. The terms "Affiliate," "Associate," "Beneficial Owner," "Business Combination," "Continuing Director," "Independent Majority of Shareholders," "Person," "Related Person," "Substantial Part," "Subsidiary," "Significant Subsidiary", "Voting Shares," and "Whole Board of Directors" are defined in Article VII. The definition of these terms is designed to provide greater certainty and strength to the provisions regarding business combinations and to simplify such provisions. By defining terms, the Board of Directors believes that it will be more difficult for a proposed acquirer to evade the intent of the Articles, and that administration of these provisions will be improved.

     Approval of Business Combinations. Whether or not a vote of shareholders is otherwise required, and in addition to any votes otherwise required by law, by agreement or resolution, or otherwise, this proposed amendment to the Articles requires an affirmative vote of 66 2/3% of the outstanding "Voting Shares" (i.e., those shares entitled to vote generally in elections of directors), voting separately as a class, and by an "Independent Majority of Shareholders" (i.e., a majority of the outstanding Voting Shares not beneficially owned or controlled by a Related Person) before the Company can enter into certain "Business Combinations."

     These provisions would not apply to a Business Combination which is approved by (a) 66 2/3% of the Company's "Whole Board of Directors" (i.e., the total number of directors if there were no vacancies) and (b) a majority of the "Continuing Directors." A "Continuing Director" is a director who either (i) was first elected as a Director of the Company prior to any person becoming a Related Person or (ii) was designated prior to his initial election as a "Continuing Director" by a majority of the then Continuing Directors. In such event, the required shareholder vote (the "Minimum Vote") shall be a majority of the Company's outstanding Voting Shares. All directors nominated by your Board of Directors for election at the Meeting will be Continuing Directors.

     The Board has determined that it continues to be desirable to include provisions in the Articles to encourage persons seeking control of the Company to consult with the Board, and to enable the Board to negotiate and give due consideration on behalf of the Company's shareholders and other constituencies as to the merits of any offer that may be made. The proposed Business Combination amendments will further this goal. The Articles also grant the Company and its Board of Directors the maximum flexibility to respond to initiatives from others and to pursue acquisition opportunities for the Company using authorized but unissued shares. The Board has determined that it is in the best interests of the organization that it protect its shareholders and the Company from unsolicited, hostile takeover attempts, which are costly and detract from the Company's efforts to serve its communities pursuant to its successful, long-term plan, and to thereby best serve Company shareholders.

     Takeovers or changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Company's management are not necessarily detrimental to the Company and its shareholders. However, the Company's Board believes that the benefits of seeking to protect the Board of Directors' ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the possible disadvantages of discouraging such proposals.

     The ratification, approval and implementation of the Business Combination provisions in the Company's Articles may make more difficult or discourage attempts to take control of the Company by a holder of a substantial block of the Company's capital stock without the prior negotiation with the Company's Board and, therefore, could have the effect of maintaining incumbent management.

     This proposal requires approval by the affirmative vote of 66 2/3% of the outstanding shares of Class A Common Stock, voting separately as a class, and by 66 2/3% of the aggregate votes of the Class A and Class B Common Stock entitled to vote at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 7.


                                   PROPOSAL 8

                  AMENDMENT RELATING TO CONSTITUENCY PROVISIONS

     This proposed amendment adds constituency provisions as Section 7.03 to new
Article VII of the Company's Articles. It specifies factors that the Company's Board of Directors may consider in determining what is in the best interests of the Company and its shareholders, including, but not limited to, deciding whether to enter a merger, reorganization or other business combination transaction.

     These constituency provisions authorize the Company's Board of Directors, in connection with the exercise of their judgment in determining the best interests of the Company and its shareholders when evaluating an actual or proposed business combination, or a solicitation of proxies to vote shares of Company capital stock by another person, to consider not only the adequacy and form of the consideration to be paid in connection with any such transaction, but also to consider any or all of the following factors: (i) the social and economic effects of the transaction on the Company and its subsidiaries, their employees, depositors, loan and other customers, and creditors and the communities in which the Company and its subsidiaries operate or are located;
(ii) the business and financial condition, and earnings and prospects of the acquiring person, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person, and the possible effect of such conditions upon the Company and its subsidiaries and the other elements of communities in which they operate or are located;
(iii) the competence, experience and integrity of the acquiring person and its management; (iv) the prospects for a successful conclusion of the Business
Combination, offer or proposal; (v) the Company's prospects as an independent entity; and (vi) any other factors that they deem relevant. Such "constituency" provisions solely grant discretionary authority to the directors and are not deemed to provide to any constituency the right to be considered.

     A board of directors is generally limited to considering primarily the consideration payable to shareholders when deciding upon whether to enter into a business combination. Although courts that have reviewed this issue have indicated that a board may consider other constituencies, such as the effects of a transaction upon the corporation's employees, its customers, and the communities in which it does business, it is, nevertheless, not entirely clear how far a board may go in considering such "other constituencies" in making such evaluation. The Company's Board of Directors believes that, although the manner and effect to which a matter may affect shareholders is a vital element in any consideration of a Business Combination, the effects upon other constituencies that affect the success of the Company (and hence benefit the shareholders) are also legitimate factors to consider. The Company's Board of Directors believes that directors should be authorized to consider such other constituencies in determining what is in the best interests of the Company and its shareholders. A number of corporations have adopted constituency provisions in their governing documents similar to this proposal.

     By proposing this provision, the Company's Board of Directors is alerting shareholders to, and seeking their approval of, the Board of Directors' view that its obligation to evaluate certain kinds of transactions, including a merger, a tender or exchange offer, or a proposal therefor, will extend beyond merely evaluating the consideration offered in strict financial terms as measured at the particular time. The value of the consideration offered is of primary importance, but in the view of the Company's Board of Directors, it should not necessarily be determinative.

     The Company's Board of Directors carries a responsibility for maintaining the financial and business integrity of the Company. Financial institutions occupy positions of special trust in the communities they serve. They also provide opportunities for abuse by those with insufficient experience, competence or financial means or integrity to act professionally and responsibly with respect to the management of a financial institution. It is partly for these reasons that the financial institution industry is so extensively regulated. The Company's Board believes it important that the Company be managed in the interests of the communities and customers that it serves, and that the Company and its subsidiaries maintain their integrity and financial strength. The Company's Board believes that this is also in the interests of the Company and its shareholders. The Board, however, does not intend, by recommending this proposal, to create any rights on behalf of the other persons whose interests it might consider.

     One effect of this amendment may be that if a shareholder were to challenge the legal basis for a decision of the Company Board of Directors in connection with a possible Business Combination (either the refusal to sell the Company or the entering into an acquisition transaction with a specific party), a court may give greater deference to the decision of the Company Board. Accordingly, the amendment may dissuade shareholders who might be displeased with the Company Board of Directors' response to a merger, tender offer, or other Business Combination from engaging the Company in costly and time-consuming litigation. Such litigation might involve an allegation by a shareholder that the Company Board of Directors breached an obligation to the shareholder by not limiting its evaluation of a transaction solely to the value of the transaction consideration in relation to the market price of the Company securities or properties.

     Proposal 8 may have certain anti-takeover effects since it may enable the Board of Directors to decline a Business Combination that shareholders, even a majority of shareholders, might favor because, in the Board's judgment, the factors that the Board is entitled to consider under the Proposal lead the Company's Board to conclude that the offer is not in the best interests of the Company and its shareholders, despite what may otherwise appear to be an attractive price for shareholders. Accordingly, the approval and implementation of Proposal 8 could have the effect of maintaining the Company's Board of Directors.

     This proposal requires approval by the affirmative vote of a plurality of votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 8.


                                   PROPOSAL 9

                   AMENDMENTS WITH RESPECT to AMENDing BYLAWS

     This proposed amendment would renumber existing Article X as new Article VIII of the Company's Articles. Currently, Article X of the Company's Articles provides that the Bylaws may be amended by a 66 2/3% vote of the Board of Directors, without shareholder approval. This amendment would continue this authority, generally, and would clarify the Board's authority to establish by resolution the number of directors. New Article VIII provides that the affirmative vote of 66 2/3% of the Whole Board of Directors, together with a majority of the Continuing Directors, is required to amend, change or repeal any or all of the Company's Bylaws or to adopt new Bylaws. This amendment would set the same vote requirement for the Board of Directors to establish the exact number of directors by resolution consistent with Section 6.01 of proposed
Article VI. In any case, the Board of Directors believes that these provisions will make administration of the number and composition of the Board consistent with the other provisions in the Articles.

     By requiring not only the existing two-thirds vote of the Board, but also a majority of the Continuing Directors, these provisions may make it more difficult for a third party to change the Board of Directors by electing additional directors. While the Board believes that this is a useful provision to prevent a third party from seeking to evade the other provisions of the Articles described herein, it may make it more difficult to add additional directors or take other actions that Company shareholders may find desirable, and could have an effect of supporting the continuation of existing management.

     New Article VIII also provides that the shareholders may amend the Company's Bylaws only upon the affirmative vote of 66 2/3% of the Voting Shares and an Independent Majority of Shareholders. This amendment will make it more difficult to make changes in the Bylaws inconsistent with the Articles, and to change the membership or composition of the Board of Directors. It therefore may have the effect of maintaining management.

     This proposal requires approval by the affirmative vote of 66 2/3% of all the outstanding shares of Class A and Class B Common Stock, voting together as a single class, entitled to vote at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 9.


                                   PROPOSAL 10

           AMENDMENT RELATING TO SHAREHOLDER ACTION BY WRITTEN CONSENT

     This amendment adds Section 8.02 to new Article VIII of the Company's Articles. Section 8.02 would, except as may be provided in a designation of the preferences, limitations and relative rights of a series of the Company Preferred Stock, or unless all of the shares of the Company Common Stock are held of record by a single shareholder, prohibit the Company shareholders from acting by written consent in lieu of a meeting of shareholders.

     The FBCA and the Company's Bylaws currently permit Company shareholders to act on any action that may be taken by shareholders at any annual or special meeting of shareholders without a meeting, provided such action is consented to in writing by shareholders having not less than the number of votes necessary to take such action at the meeting. This amendment would, if approved, provide that, except as may be specified in the designation of the preferences, limitations and relative rights of any series of the Company Preferred Stock, any action required or permitted to be taken by the shareholders of the Company must be effected at a duly called and held annual or special meeting of shareholders and may not be effected by any consent in writing by such shareholders unless all of the Company Common Stock is held of record by one shareholder.

     The Company has never utilized or been requested to utilize a consent action by its shareholders. The Company's Board of Directors believes that the use of a consent procedure in lieu of a meeting and vote available to all shareholders is inappropriate for a public corporation (as contrasted with a closely held corporation). The Board believes that the shareholders of a publicly owned corporation should have an opportunity to participate in determining any proposed action, and to express their views thereon at a meeting. Thus, this provision provides management and any nonconsenting holders of the Company Common Stock with the opportunity to review any proposed action to express their views and to take any necessary action deemed appropriate by them.

     One effect of the provision may be to preclude a takeover bidder who acquires a majority of the outstanding shares of the Company Common Stock from proposing a merger, business combination, or other similar transaction or proposing the removal of directors, outside the process of holding a shareholder meeting. Because of the delay that may be involved in undertaking fundamental corporate changes requiring shareholder action, this provision may deter a future takeover attempt, or Business Combination, even if a substantial number of Company shareholders favored such takeover attempt or other action. The provision could also result in incumbent directors retaining their positions until the next annual meeting at which their terms expire, even though holders of a majority of the Company's Common Stock desire a change and could otherwise seek to remove directors through the consent procedure.

     This proposal requires approval by the affirmative vote of a plurality of votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 10.


                                   PROPOSAL 11

     AMENDMENT TO THE ARTICLES RELATING TO SPECIAL MEETINGS OF SHAREHOLDERS

     This  amendment  adds  Section  8.03 to new Article  VIII of the  Company's
Articles. This proposal provides that the Company will be required to call a special meeting of shareholders to consider an issue or issues, at the request of shareholders, only if the holders of 20% of all the votes entitled to be cast on the issue or issues deliver to the Secretary of the Company signed and dated written demands, describing the purpose or purposes for which the shareholders seek a special meeting. Currently the holders of 10% of all the votes entitled to be cast on an issue may require, upon written demand, that the Company hold a special meeting on the issue. The Board of Directors believes that the time and expense of special meetings of shareholders should be incurred only when there is a more substantial need, as evidenced by a request by 20% of the outstanding voting shares.

     An effect of this amendment may be to make it more difficult for a smaller percentage of shareholders to submit proposals to a vote of the all the holders of the Company Common Stock other than at a regularly scheduled annual meeting. As a result, the amendment may preclude a takeover bidder from quickly proposing a merger, Business Combination, or other similar transaction, or from removing and/or replacing directors in an effort to gain control of the Company, other than by following the rules prescribed for submitting proposals for an annual meeting.

     This proposal requires approval by the affirmative vote of a plurality of votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 11.


                                   PROPOSAL 12

          AMENDMENTS RELATING TO Shareholder Nominations and Proposals

     This Proposal would add Section 6.03 to Article VI of the Company's Articles and create a new Article IX. This Proposal would, except as may be provided in a designation of the preferences, limitations and relative rights of a series of the Company Preferred Stock, prohibit shareholders from submitting a proposal to a vote of the shareholders or nominating directors without first complying with certain advance notice and disclosure requirements set forth in the Articles. The existing Articles contain no such provisions.

     These provisions, if adopted, would establish an advance notice procedure for shareholder proposals to be brought before a meeting of shareholders and for nominations by shareholders of candidates for election as directors at an annual meeting or a special meeting of shareholders at which directors are to be elected. Subject to any other applicable requirements, including, without limitation, Rule 14a-8 under the Exchange Act, and except as may be provided in a designation of the preferences, limitations, and relative rights of a series of the Company Preferred Stock, only such business may be conducted at a meeting of shareholders as has been brought properly before the meeting by, or at the direction of, the Company's Board of Directors, or by a shareholder who has given to the Secretary of the Company timely written notice, in proper form, of the shareholder's intention to bring that business before the meeting. The presiding officer at such meeting has the authority to make such determinations. Only persons who are nominated by, or at the direction of, the Company's Board of Directors, or who are nominated by a shareholder who has given timely written notice, in proper form, to the Secretary prior to a meeting at which directors are to be elected will be eligible for election as directors of the Company.

     To be timely, notice of nominations or proposals for other business to be brought before an annual meeting must be received by the Secretary of the Company (a) with respect to an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary of the last annual meeting of Company shareholders (or, if the date of the annual meeting is changed by more than 20 days from such anniversary date, within 10 days after the date that the Company mails or otherwise gives notice of the date of such meeting) and (b) with respect to a special meeting called for that purpose (and in the case of nominations for election as a director, a special meeting called for such purpose), not later than the close of the tenth day following the date on which notice of the meeting was first mailed to shareholders.

     The notice of any nomination for election as a director must set forth: the name, date of birth, business and residence address of the person or persons to be nominated; the principal occupation or employment during the past five years of such person or persons; the number of shares of stock of the Company that are beneficially owned by such person or persons; whether such person or persons are or have ever been at any time directors, officers or beneficial owners of 5% or more of any class of capital stock, partnership interests or other equity interest of any person and, if so, a description thereof; any directorships or similar positions, and/or beneficial ownership of 5% or more of any class of capital stock, partnership interests or other equity interest held by such person or persons in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; whether, in the last five years, such person or persons are or have been convicted in a criminal proceeding or have been subject to a judgment, order, finding or decree of any federal, state or other government, regulatory or self-regulatory entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy; and the consent of each such person to serve as a director, if elected. The person submitting the notice of nomination, and any person acting in concert with such person, must provide their names and business addresses, the names and addresses under which they appear on the Company's books (if they so appear), and the class and number of shares of the Company capital stock that are beneficially owned by them.

     The Company's Board of Directors believes these proposed amendments to the Articles would provide for the more orderly conduct of shareholder meetings.

     An important effect of these provisions may be to make it more difficult for shareholders to nominate directors or to introduce business for consideration at shareholder meetings. As a result, the amendments may preclude a takeover bidder from quickly proposing a Business Combination, or other similar transaction, or from removing and/or replacing directors in an effort to gain control of the Company. Such a potential delay may deter a future takeover attempt or Business Combination, even if a substantial number of such shareholders favored such takeover attempt or other action.

     This proposal requires approval by the affirmative vote of a plurality of votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 12.


                                   PROPOSAL 13

                 AMENDMENT WITH RESPECT TO AMENDING THE ARTICLES

     Assuming that the foregoing amendments are approved and adopted, especially the change in the classification of the Company's Common Stock, it is appropriate to change the manner in which the Articles may be further amended. Current Article IX of the Company's Articles provides for amendment upon the affirmative vote of a plurality of the votes cast, except as to current Article XI relating to business combinations, which may be amended only upon the affirmative vote of 66 2/3% of all the shares of Class A Common Stock, and 66 2/3% of all the shares of Class A and Class B Common Stock. This Proposal would renumber existing Article IX as new Article X, and would amend new Article X to provide for amendment of, and reserve to the Company the right to amend, the Articles upon the affirmative vote of the holders of 66 2/3% of all Voting Shares. Amendments to Articles VI, VII, IX and X would require approval by an Independent Majority of Shareholders in addition to the affirmative vote of 66 2/3% of the Voting Shares. This would allow shareholders other than Related Persons an opportunity to have their vote separately considered as part of the Independent Majority on these matters.

     This proposal requires approval by the affirmative vote of 66 2/3% of all outstanding shares of Class A and Class B Common Stock, voting together as a single class, entitled to vote at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 13.


                                   PROPOSAL 14

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Arthur Andersen LLP, independent certified public accountants, as independent auditors for Seacoast and its subsidiaries for the current fiscal year ending December 31, 2002, subject to ratification by the shareholders. Arthur Andersen LLP has served as independent auditors for Seacoast and its subsidiaries since August 20, 1991. Arthur Andersen LLP has advised Seacoast that neither the firm nor any of its partners has any direct or material interest in Seacoast and its subsidiaries except as auditors and independent certified public accountants of Seacoast and its subsidiaries.

     During the Company's 2001 fiscal year, Arthur Andersen LLP consulted with Seacoast on various matters and provided professional services for the Company for fees and expenses as follows:

    Audit and Review Fees                                           $123,500
    Financial Information Systems Design and Implementation                0
    All Other Fees:
         Audit-related Fees (1)                                       84,000
         Other Non-audit Fees (2)                                     43,134
                                                                    --------
    Total All Other Fees                                            $127,134
                                                                    ========

    TOTAL                                                           $250,634
                                                                    ========

     (1) Audit-related fees consisted of fees paid for audits to financial statements of the Company's Profit Sharing Plan and a subsidiary of the Bank, as well as reviews of the Company's internal control structure over financial reporting and Federal Home Loan Bank borrowings.

     (2) Other non-audit fees consisted of fees paid for evaluation of the Company's computer network environment.

     A representative of Arthur Andersen LLP will be present at the Meeting and will be given the opportunity to make a statement on behalf of the firm if he so desires. A representative of Arthur Andersen LLP is also expected to be available to respond to appropriate questions from shareholders.

     All shares represented by valid Proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the ratification of the appointment of Arthur Andersen LLP for the fiscal year ending December 31, 2002.

     This proposal requires approval by the affirmative vote of a plurality of votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote "FOR" Proposal 14.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company is required to identify each director or officer who failed to file timely with the Securities and Exchange Commission a required report relating to ownership and changes in ownership of the Company's securities. Based on material provided to the Company, the Company believes that all such filing requirements with respect to the Company's fiscal year ended December 31, 2001 were satisfied.


                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Proposals of shareholders of Seacoast intended to be presented at the 2003 Annual Meeting of Shareholders must be received by Seacoast at its principal executive offices on or before November 15, 2002, in order to be included in Seacoast's Proxy Statement and Proxy relating to the 2003 Annual Meeting of Shareholders. Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.


                                  OTHER MATTERS

     Management of Seacoast does not know of any matters to be brought before the Meeting other than those described above. If any other matters properly come before the Meeting, the persons designated as Proxies will vote on such matters in accordance with their best judgment.


                                OTHER INFORMATION

Proxy Solicitation Costs

     The cost of soliciting Proxies for the Meeting will be paid by Seacoast, which may also pay the reasonable costs of retaining one or more proxy solicitation firms. No proxy solicitation firm has been retained, but the fees of such firms are not expected to exceed approximately $10,000, plus expenses. In addition to the solicitation of shareholders of record by mail, telephone, electronic mail, facsimile or personal contact, Seacoast will be contacting brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by Seacoast, will provide information concerning quantities of proxy materials and 2001 Annual Reports to Shareholders needed to supply such information to beneficial owners, and Seacoast will reimburse them for the reasonable expense of mailing proxy materials and 2001 Annual Reports to such persons.

Annual Report on Form 10-K

     Upon the written request of any person whose Proxy is solicited by this Proxy Statement, Seacoast will furnish to such person without charge (other than for exhibits) a copy of Seacoast's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Requests may be made to Seacoast Banking Corporation of Florida, P.O. Box 9012, Stuart, Florida 34995, Attention: Dennis S. Hudson III, President & Chief Executive Officer.

                                   By Order of the Board of Directors,

                                   /s/Dennis S. Hudson III
                                   -----------------------
                                   DENNIS S. HUDSON III
                                   President & Chief Executive Officer

March 15, 2002

                                   APPENDIX A
                                       A-1
                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION
                                       OF
                     SEACOAST BANKING CORPORATION OF FLORIDA


                                    ARTICLE I
                                      NAME

     The name of the corporation (the "Corporation") is: "Seacoast Banking Corporation of Florida". -----------


                                   ARTICLE II
                                TERM OF EXISTENCE

     The Corporation shall have perpetual duration and existence.


                                   ARTICLE III
                               OBJECTS AND POWERS

     The nature of the Corporation's business, and its objects, purposes and powers are as follows:

     3.01 Holding Company Activities. To purchase or otherwise acquire, to own and to hold the stock of banks and other corporations, and to do every act and thing covered generally by the denominations "holding corporation", "bank holding company", and "financial holding company", and especially to direct the operations of other entities through the ownership of stock or other interests therein.

     3.02 Investments, etc. To purchase, subscribe for, acquire, own, hold, sell, exchange, assign, transfer, mortgage, pledge, hypothecate or otherwise transfer or dispose of stock, scrip, warrants, rights, bonds, securities or evidences of indebtedness created by any other corporation or corporations organized under the laws of any state, or any bonds or evidences of indebtedness of the United States or any state, district, territory, dependency or county or subdivision or municipality thereof, and to issue and exchange therefor cash, capital stock, bonds, notes or other securities, evidences of indebtedness or obligations of the Corporation and while the owner thereof to exercise all rights, powers and privileges of ownership, including the right to vote on any shares of stock, voting trust certificates or other instruments so owned.

     3.03 Other Business. To transact any business, to engage in any lawful act or activity and to exercise all powers permitted to corporations by the Florida Business Corporation Act (the "FBCA").

     The enumeration herein of the objects and purposes of the Corporation shall not be deemed to exclude or in any way limit by inference any powers, objects or purposes that the Corporation is empowered to exercise, whether expressly, by purpose or by any of the laws of the State of Florida or any reasonable construction of such laws.


                                   ARTICLE IV
                                  CAPITAL STOCK

     4.01 General. The total number of shares of all classes of capital stock ("Shares") which the Corporation shall have the authority to issue is 26,000,000 consisting of the following classes:

     (1) 22,000,000 Shares of common stock, $.10 par value per share ("Common Stock"); and

     (2) 4,000,000 Shares of preferred stock, $.10 par value per share ("Preferred Stock").

     4.02 Preferred Stock. Shares of Preferred Stock may be issued for any purpose and in any manner permitted by law, in one or more distinctly designated series, as a dividend or for such consideration as the Corporation's Board of Directors may determine by resolution or resolutions from time to time adopted.

     The Board of Directors is expressly authorized to fix and determine, by resolution or resolutions from time to time adopted prior to the issuance of any Shares of a particular series of Preferred Stock, the designations, voting powers (if any), preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, but without limiting the generality of the foregoing, the following:

          (1) The distinctive designation and number of Shares of Preferred Stock that shall constitute a series, which number may from time to time be increased or decreased (but not below the number of Shares of such series then outstanding), by like action of the Board of Directors;

          (2) The rate or rates and times at which dividends, if any, shall be paid on each series of Preferred Stock, whether such dividends shall be cumulative or non-cumulative, the extent of the preference, subordination or other relationship to dividends declared or paid, or any other amounts paid or distributed upon, or in respect of, any other class or series of Preferred Stock or other Shares;

          (3) Redemption provisions, if any, including whether or not Shares of any series may be redeemed by the Corporation or by the holders of such series of Preferred Stock, or by either, and if redeemable, the redemption price or prices, redemption rate or rates, and such adjustments to such redemption price(s) or rate(s) as may be determined, the manner and time or times at which, and the terms and conditions upon which, Shares of such series may be redeemed;

          (4) Conversion, exchange, purchase or other privileges, if any, to acquire Shares or other securities of any class or series, whether at the option of the Corporation or of the holder, and if subject to conversion, exchange, purchase or similar privileges, the conversion, exchange or purchase prices or rates and such adjustments thereto as may be determined, the manner and time or times at which such privileges may be exercised, and the terms and conditions of such conversion, exchange, purchase or other privileges;

          (5) The rights, including the amount or amounts, if any, of preferential or other payments or distributions to which holders of Shares of any series are entitled upon the dissolution, winding-up, voluntary or involuntary liquidation, distribution, or sale or lease of all or substantially all of the assets of the Corporation; and

          (6) The terms of the sinking fund, retirement, redemption or purchase account, if any, to be provided for such series and the priority, if any, to which any funds or payments allocated therefor shall have over the payment of dividends, or over sinking fund, retirement, redemption, purchase account or other payments on, or distributions in respect of, other series of Preferred Stock or Shares of other classes.

     All Shares of the same series of Preferred Stock shall be identical in all respects, except there may be different dates from which dividends, if any, thereon may cumulate, if made cumulative.

     4.03 Dividends. Dividends upon all classes and series of Shares shall be payable only when, as and if declared by the Board of Directors from funds lawfully available therefor, which funds shall include, without limitation, the Corporation's capital surplus. Dividends upon any class or series of Corporation Shares may be paid in cash, property, or Shares of any class or series or other securities or evidences of indebtedness of the Corporation or any other issuer, as may be determined by resolution or resolutions of the Board of Directors.

     4.04 Rights, Warrants, Options, etc. The Board of Directors is expressly authorized to create and issue, by resolutions adopted from time to time, rights, warrants or options entitling the holders thereof to purchase Shares of any kind, class or series, whether or not in connection with the issuance and sale of any Shares, or other securities or indebtedness. The Board of Directors also is authorized expressly to determine the terms, including, without limitation, the time or times within which and the price or prices at which Shares may be purchased upon the exercise of any such right or option. The Board of Directors' judgment shall be conclusive as to the adequacy of the consideration received for any such rights or options.

     4.05 No Preemptive Rights. No holder of any Shares of any kind, class or series shall have, as a matter of right, any preemptive or preferential right to subscribe for, purchase or receive any Shares of any kind, class or series or any Corporation securities or obligations, whether now or thereafter authorized.


                                    ARTICLE V
                                REGISTERED AGENT

     The Corporation's registered office and initial registered agent at that address shall be:

                              Dennis S. Hudson, III
                              815 Colorado Avenue
                              Stuart, Florida  34994


                                   ARTICLE VI
                               BOARD OF DIRECTORS

     6.01 Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, each of whose members shall have the qualifications, if any, set forth in the Bylaws, and who need not be residents of the State of Florida. The number of directors of the Corporation (exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes) that shall constitute the Whole Board of Directors shall be between 3 and 14, with the exact number determined from time to time by resolution adopted by the affirmative vote of at least (i) two-thirds (66 2/3%) of the Whole Board of Directors and (ii) a majority of the Continuing Directors. In no event shall the Whole Board of Directors consist of less than 11 persons.

     6.02 Classification; Vacancies. The Board of Directors shall be divided into three classes, designated Classes I, II and III, as nearly equal in number as the then total number of directors constituting the Whole Board of Directors permits, with the term of office of one class expiring each year. At the annual meeting of shareholders when the Board of Directors is first classified, directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by vote of (i) 66 2/3% of the directors then in office and (ii) a majority of the Continuing Directors, although less than a quorum, or if no directors remain by the affirmative vote of not less than (i) 66 2/3% of the Voting Shares and (ii) an Independent Majority of Shareholders, and any directors so chosen shall hold office until the next election of the class of the director they have replaced and until their successors have been elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders and vacancies created with respect to any directorship of the directors so elected shall be filled in the manner specified by such series of Preferred Stock. Subject to the foregoing, at each annual meeting of shareholders, the successors to the class of directors whose term is then expiring shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors have been elected and qualified.

     6.03 Nominations. In addition to the right of the Corporation's Board of Directors to make nominations for the election of directors, nominations for the election of directors may be made by any shareholder entitled to vote generally in the election of directors if that shareholder complies with all of the provisions of this Section 6.03.

          (1) Advance notice of such proposed nomination shall be received by the Secretary of the Corporation (a) with respect to an election of directors to be held at an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary of the last annual meeting of Corporation shareholders (or, if the date of the annual meeting is changed by more that 20 days from such anniversary date, within 10 days after the date that the Corporation mails or otherwise gives notice of the date of such meeting) and (b) with respect to an election to be held at a special meeting called for that purpose, not later than the close of the tenth day following the date on which notice of the meeting was first mailed to shareholders.

          (2) Each notice under Section 6.03 (1) shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee during the past five years, (iii) the number of Shares of the Corporation which are Beneficially Owned by each such nominee; (iv) whether such person or persons are or have ever been at any time directors, officers or beneficial owners of 5% or more of any class of capital stock, partnership interests or other equity interest of any Person and if so a description thereof; any directorships or similar position, and/or
     Beneficial Ownership of 5% or more of any class of capital stock, partnership interests or other equity interest held by such person or persons in any Person with a class of securities registered pursuant to
     Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; (v) whether, in the last five years, such person or persons are or have been convicted in a criminal proceeding or have been subject to a judgment, order, finding or decree of any federal, state or other governmental, regulatory or self-regulatory entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, in order to evaluate the ability or integrity of the nominee; (vi) the name and address of the nominator and the number of Shares of the Corporation held by the nominator, and a written confirmation that the nominator is and will remain a shareholder of the Corporation through the meeting; (vii) represent that the nominator intends to appear in person or by proxy at the meeting to make such nomination, (viii) full disclosure of the existence and terms of all agreements and understandings, between the nominator or any other person and the nominee with respect to the nominee's nomination, or possible election and service to the Corporation's Board of Directors, or a confirmation that there are no such arrangements or understandings; (ix) the written consent of each such person to serve as a director if elected; and (x) any other information reasonably requested by the Corporation.

          (3) The nomination made by a shareholder may only be made in a meeting of the shareholders of the Corporation called for the election of directors at which such shareholder is present in person or by proxy, and can only be made by a shareholder who has therefore complied with the notice provisions of Sections 6.03 (1) and (2). The foregoing provisions are not intended to and shall not limit the responsibilities of any nominator or nominees, or their respective Affiliates or Associates responsibilities under applicable law, including, without limitation, federal and state securities laws.

          (4) The chairman of the shareholders' meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The Corporation's Nominating Committee shall evaluate any proper nomination and may, in its discretion, make a recommendation thereon to the shareholders.

     6.04 Removal. Directors may be removed only for cause upon the affirmative vote of (a) 66 2/3 % of all Voting Shares and (b) an Independent Majority of Shareholders at a meeting duly called and held for that purpose upon not less than 30 days' prior written notice.

                                   ARTICLE VII
                  PROVISIONS RELATING TO BUSINESS COMBINATIONS

     7.01 Definitions. The following defined terms are used in other Articles, and shall have the meanings specified below.

     7.01.1 An "Affiliate" of, or a Person "affiliated with", a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     7.01.2 The terms "Associate" or "associated with", as used to indicate a relationship with any Person, mean:

          (1) Any corporation, organization or entity (other than the Corporation) of which such Person is an officer or partner, or is directly or indirectly the beneficial owner of 10% or more of any class of equity securities;

          (2) Any trust or other estate in which such Person has a 10% or greater beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity;

          (3) Any relative or spouse of such Person, or any relative of such spouse who has the same home as such Person; or

          (4) Any investment company registered under the Investment Company Act of 1940 for which such Person or any Affiliate or Associate of such Person serves as investment adviser.

     7.01.3 A person shall be considered the "Beneficial Owner" of and shall be deemed to "beneficially own" any shares of stock (whether or not owned of record):

          (1) With respect to which such Person or any Affiliate or Associate of such Person directly or indirectly has or shares (i) voting power, including the power to vote or to direct the voting of such shares of stock and/or (ii) investment power, including the power to dispose of or to direct the disposition of such shares of stock;

          (2) Where such Person or any Affiliate or Associate of such Person has
     (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange or purchase rights, warrants, options, or otherwise, and/or (ii) the right to vote pursuant to any agreement, arrangement or understanding (whether such right is exercisable immediately or only after the passage of time); or

          (3) Which are Beneficially Owned within the meaning of subsections (1) or (2) of this Section 7.01.3 by any other Person with which such first-mentioned Person or any of its Affiliates or Associates has any agreement, arrangement or understanding, written or verbal, formal or informal with respect to acquiring, holding, voting or disposing of any shares of stock of the Corporation or any Subsidiary of the Corporation or acquiring, holding or disposing of all or substantially all, or any Substantial Part, of the assets or businesses of the Corporation or a Subsidiary of the Corporation.

     For the purpose only of determining whether a Person is the Beneficial Owner of a percentage specified in this Article VII of the outstanding Voting Shares, such shares shall be deemed to include any interest in Voting Shares which may be issuable, transferred or voted or disposed of pursuant to any agreement, trust, arrangement or understanding or upon the exercise of conversion rights, exchange or purchase rights, warrants, options or otherwise and which Voting Shares are deemed to be beneficially owned by such Person pursuant to the foregoing provisions of this Section 7.01.3.

     7.01.4 A "Business Combination" means:

          (1) The sale, exchange, lease, transfer or other disposition to or with any Person or any Affiliate or Associate of any such Person by the Corporation or any of its Subsidiaries (in a single transaction or in a series of related transactions) of all or substantially all, or any Substantial Part, of its or their assets or businesses (including, without limitation, any securities issued by a Subsidiary and assets of a Subsidiary);

          (2) Any merger, consolidation or purchase and/or assumption ("P&A") of assets and/or liabilities of the Corporation or any Subsidiary thereof into or with another Person or any Affiliate or Associate of such person or into or with another Person where, after such merger, consolidation or P&A, such Person alone or together with its Affiliates or Associates would be a Related Person or an Affiliate or an Associate of a Related Person, in each case irrespective of which Person is the surviving entity in such merger or consolidation;

          (3) Any reclassification of securities (including, without limitation, a reverse stock split), recapitalization or other transaction (other than a redemption in accordance with the terms of the security redeemed) which has the effect, directly or indirectly, of increasing other than pro rata with other Corporation shareholders, the proportionate amount of Voting Shares of the Corporation or any Subsidiary thereof which are Beneficially Owned by a Related Person, or the adoption of any plan or proposal of partial or complete liquidation, dissolution, spinoff, splitoff or splitup of the Corporation or any Subsidiary thereof; and

          (4) The acquisition after the date of adoption of these Amended and Restated Articles of Incorporation by a Person of Voting Shares or securities convertible into or exchangeable for 5% or more of the Voting Shares or any voting securities or securities convertible into 5% or more of the voting securities of any Subsidiary of the Corporation, or the acquisition upon the issuance thereof of Beneficial Ownership by a Related Person of any rights, warrants or options to acquire any of the foregoing or any combination of the foregoing Voting Shares or voting securities of a Subsidiary; provided, however, this subsection (4) shall not apply to the acquisition of any such Voting Shares, securities, options, rights or warrants issued pursuant to any stock option plan or any pension, profit sharing, benefit or stock purchase plans maintained by the Corporation or any of its Subsidiaries.

     As used in this definition, a "series of related transactions" shall be deemed to include a series of transactions with the same Person considered together with all Affiliates and Associates of such Person.

     The foregoing provision of this Section 7.01.4 notwithstanding, a Business Combination shall not include any merger, consolidation, P&A or other transaction described in the definition of Business Combination with the Corporation and/or any of its Subsidiaries, as a result of which a Person who is not a Related Person prior to such transaction does not become a Related Person.

     7.01.5 A "Continuing Director" means a member of the Board of Directors who either (i) was first elected as a director of the Corporation prior to March 1, 2002 or (ii) prior to any Person becoming a Related Person and was designated as a Continuing Director by a majority vote of the Continuing Directors.

     7.01.6 "Independent Majority of Shareholders" shall mean the holders of a majority of the outstanding Voting Shares that are not Beneficially Owned or controlled, directly or indirectly, by a Related Person.

     7.01.7 The term "Person" shall mean any individual, partnership, trust, firm, joint venture, corporation, group or other entity (other than the Corporation, any Subsidiary of the Corporation or a trustee holding stock for the benefit of employees of the Corporation or its Subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements). When two or more Persons act as a partnership, limited partnership, syndicate, association or other group for the purpose of acquiring, holding, or disposing of shares of stock, such partnership, syndicate, association or group shall be deemed a "Person".

     7.01.8 "Related Person" means any Person which is the Beneficial Owner as of the date of determination by a majority of the Whole Board of Directors or immediately prior to the consummation of a Business Combination, or both, of 5% or more of the Voting Shares, or any Person who is an Affiliate of the Corporation and at any time within five years preceding the determination of such status by the Whole Board of Directors was the Beneficial Owner of 5% or more of the Corporation's then outstanding Voting Shares; provided, however, that "Related Person" shall not include (i) any Person who is the Beneficial Owner of more than 5% of the Corporation's Voting Shares on March 1, 2002, (ii) any plan or trust established for the benefit of the Corporation's employees generally or (iii) any Subsidiary of the Corporation that holds Voting Shares in a fiduciary capacity, whether or not it has the authority to vote or dispose of such securities.

     7.01.9 The term "Substantial Part" as used with reference to the assets of the Corporation, of any Subsidiary or of any Related Person means assets having a value of more than 10% of the total consolidated assets of the Corporation and its Subsidiaries as of the end of the Corporation's most recent quarter ending prior to the time the determination is being made.

     7.01.10 "Subsidiary" shall mean any corporation or other entity of which the Person in question owns not less than 50% of any class of equity securities, directly or indirectly, and "Significant Subsidiary" shall mean a Subsidiary that also meets the tests for a "significant subsidiary" under Securities and Exchange Commission Regulation S-X, Rule 1-02(w).

     7.01.11 "Voting Shares" means all Shares of the Corporation entitled to vote generally in the election of Corporation directors.

     7.01.12 "Whole Board of Directors" means the total number of directors that the Corporation would have if there were no vacancies.

     7.01.13 Certain Determinations With Respect to Article VII. A majority of the Whole Board of Directors shall have the power to determine for the purposes of this Article VII, on the basis of information known to them: (i) the number of Voting Shares of which any Person is the Beneficial Owner, (ii) whether a Person is an Affiliate or Associate of another, (iii) whether a Person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of "Beneficial Owner" as hereinabove defined, (iv) whether the assets subject to any Business Combination constitute a "Substantial Part" as hereinabove defined, (v) whether two or more transactions constitute a "series of related transactions" as hereinabove defined, and (vi) such other matters with respect to which a determination is required under this Article VII.

     7.01.14 Fiduciary Obligations. Nothing contained in this Article VII shall be construed to relieve any Related Person from any fiduciary or other obligation imposed by law.

     7.02 Approval of Business Combinations.

     7.02.1 Maximum Votes Required. Whether or not a vote of the shareholders is otherwise required in connection with the transaction, neither the Corporation nor any of its Subsidiaries shall complete any Business Combination without the prior affirmative vote at a meeting of the Corporation's shareholders as to all shares owned:

          (1) By the holders of not less than a two-thirds (66 2/3%) of the Corporation's outstanding Voting Shares, voting separately as classes, and

          (2) By an Independent Majority of Shareholders.

     The affirmative vote required by this Section is in addition to the vote of the holders of any class or series of Corporation Shares otherwise required by law, these Articles of Incorporation, including, without limitation, any resolution which has been adopted by the Board of Directors providing for the issuance of a class or series of Shares. Such favorable votes shall be in addition to any shareholder vote which would be required without reference to this Section 6.02.1 and shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or elsewhere in this Certificate of Incorporation, the Corporation's Bylaws or otherwise.

     7.02.2 Minimum Vote Required. The provisions of Section 7.02.1 shall not apply to a particular Business Combination, and such Business Combination shall require only the affirmative vote of a majority of the Corporation's outstanding Voting Shares, if such Business Combination is: (i) approved and recommended to the shareholders by the affirmative vote of two-thirds (66 2/3%) of the Whole Board of Directors of the Corporation, and (ii) a majority of the Continuing Directors.

     7.03 Evaluation of Business Combinations, etc. In connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its shareholders when evaluating an actual or proposed Business Combination, a tender or exchange offer, a solicitation of options or offers to purchase or sell Corporation Shares by another Person, or a solicitation of proxies to vote Corporation Shares by another Person, the Corporation's Board of Directors, in addition to considering the adequacy and form of the consideration to be paid in connection with any such transaction, shall consider all of the following factors and any other factors which it deems relevant: (i) the social and economic effects of the transaction or proposal on the Corporation and its Subsidiaries, its and their employees, depositors, loan and other customers, creditors and the communities in which the Corporation and its Subsidiaries operate or are located; (ii) the business and financial condition, and earnings prospects of the acquiring Person or Persons, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring Person or Persons, and the possible effect of such conditions upon the Corporation and its Subsidiaries and the other elements of the communities in which the Corporation and its Subsidiaries operate or are located; (iii) the competence, experience, and integrity of the Person and their management proposing or making such actions; (iv) the prospects for a successful conclusion of the Business Combination; and (v) the Corporation's prospects as an independent entity. This Section 7.03 shall not be deemed to provide any constituency the right to be considered by the Board of Directors in connection with any transaction or matter.


                                  ARTICLE VIII
                               SPECIAL PROVISIONS

     In furtherance and not in limitation of the powers conferred by law, the following provisions for regulation of the Corporation, its directors and shareholders are hereby established:

     8.01 Bylaws. The Corporation's Board of Directors is authorized and empowered, upon the affirmative vote of two-thirds (66 2/3%) of the Whole Board of Directors and a majority of the Continuing Directors, to amend, alter, change or repeal any and all of the Corporation's Bylaws and to adopt new Bylaws, including, without limitation, establishing the exact number of directors to be fixed by resolution adopted by the Board of Directors from time to time consistent with Section 6.01 of these Articles of Incorporation. The shareholders may also amend the Bylaws by the affirmative vote of 66 2/3% of all Voting Shares entitled to vote on such amendment and by the affirmative vote of an Independent Majority of Shareholders.

     8.02 Shareholder Action by Consent. No action may be taken by written consent except as may be provided in the designation of the preferences, limitations and relative rights of any series of the Corporation's Preferred Stock. Any action required or permitted to be taken by the holders of Corporation Common Stock must be effected at a duly called annual or special meeting of such holders, and may not be effected by any consent in writing by such holders.

     8.03 Shareholder Requests for Special Meetings. The Corporation will hold a special meeting of shareholders on a proposed issue or issues at the request of shareholders only upon the receipt from the holders of half (50%) of all the votes entitled to be cast on the proposed issue or issues of signed, dated written demands for the meeting describing the purpose for which it is to be held.


                                   ARTICLE IX
                              SHAREHOLDER PROPOSALS

     9.01  Proposals.  In  addition to the right of the  Corporation's  Board of
Directors to submit proposals for a shareholder vote, proposals for a shareholder vote may be made in connection with any annual meeting of Corporation shareholders by any holder of voting shares ("Proponent") entitled to vote generally in the election of directors if that shareholder complies with all of the provisions of this Section 9.01.

          (1) Advance notice of such proposal shall be received by the Secretary of the Corporation (a) with respect to an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary of the last annual meeting of Corporation shareholders (or, if the date of the annual meeting is changed by more that 20 days from such anniversary date, within 10 days after the date that the Corporation mails or otherwise gives notice of the date of such meeting) and (b) with respect to a special meeting, not later than the close of the tenth day following the date on which notice of the meeting was first mailed to shareholders.

          (2) Each notice under Section 9.01(1) shall set forth (i) the names and business addresses of the Proponent and all persons acting in concert with the Proponent, (ii) the name and address of the Proponent and persons identified in clause (i), as they appear on the Corporation's books (if they so appear); (iii) the class and number of Voting Shares of the Corporation that are beneficially owned by the Proponent and the persons identified in clause (i); (iv) a description of the proposal containing all material information relating thereto; and (v) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and shareholders of the Corporation to consider the proposal.

          (3) The proposal made by a shareholder may only be made in a meeting of the shareholders of the Corporation at which such shareholder is present in person or by proxy, and can only be made by a shareholder who has therefore complied with the notice provisions of Sections 9.01(1) and (2), and is subject further to compliance with all applicable laws, including, without limitation, federal and state securities laws.

          (4) The Chairman of the shareholders' meeting may, if the facts warrant, determine and declare to the meeting that a proposal was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective proposal shall be disregarded.


                                    ARTICLE X
                     AMENDMENT OF ARTICLES OF INCORPORATION

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute or these Articles, and all rights conferred upon shareholders herein are granted subject to this reservation. These Articles of Incorporation may be amended as provided by law; provided, however, that the affirmative vote of the holders of two-thirds (66 2/3%) of all of the Voting Shares outstanding and entitled to vote, voting as classes, if applicable, and an Independent Majority of Shareholders shall be required to approve any change of Articles VI, VII, IX and X of these Articles of Incorporation.

                                   APPENDIX B
                                       B-1
                 PROVISIONS OF THE FLORIDA BUSINESS CORPORATION
                      ACT APPLICABLE TO DISSENTER'S RIGHTS

607.1301 Dissenters' rights; definitions.
The following definitions apply to ss. 607.1302 and 607.1320:
(1)  "Corporation"  means  the  issuer  of  the  shares  held  by  a  dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.
(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302 Right of shareholders to dissent.
(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:
(a) Consummation of a plan of merger to which the corporation is a party:
1. If the shareholder is entitled to vote on the merger, or
2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;
(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;
(c) As provided in s. 607.0902(11), the approval of a control-share acquisition;
(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;
(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:
1. Altering or abolishing any preemptive rights attached to any of his or her shares;
2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;
3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;
4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;
5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;
6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or
7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or
(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares. (2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.
(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.
(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.
(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320 Procedure for exercise of dissenters' rights.
(1)(a) If a proposed  corporate  action  creating  dissenters'  rights  under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:
1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and
2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.
(b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.
(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.
(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.
(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:
(a) Such demand is withdrawn as provided in this section;
(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;
(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or
(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.
(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:
(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and
(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.
(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.
(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.
(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.
(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding. (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.